Listing Report:Supplement No. 32 dated Aug 17, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 253643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1985	Debt/Income ratio:	11%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	11y 11m
Amount delinquent:	$8,195	Revolving credit balance:	$393	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	docque56	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2006) 620-640 (Sep-2006) 520-540 (Aug-2006) 500-520 (Jul-2006)
Principal balance:	$693.58	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Debt Consoidation
I am retired military with a second job in the education arena. My income has increased three - fold and my credit score has soard to a level C when it was HR just three months ago. I work two forty hour jobs and just need a small jump start to get my feet planted on solid ground.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.59%	Starting borrower rate/APR:	7.59% / 9.67%	Starting monthly payment:	$77.87

Auction yield range:	3.23% - 6.59%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2001	Debt/Income ratio:	13%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,821	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nlron1978	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 100% )	780-800 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	760-780 (Oct-2008) 760-780 (Sep-2008) 760-780 (Aug-2008) 760-780 (Jan-2008)
Principal balance:	$1,510.01	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
Loan
Purpose of loan:
Continue to make updates to my home.? After the first loan was for the windows and the 2nd for the kitchen, this one will be for the upstairs bathroom.

My financial situation:
I am a good candidate for this loan because?? this will be my 3rd loan,? 1st one was paid off in 18 months,? and i have about?1500 left on my 2nd loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$754	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deal-apricot	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
thrift shop inventory
Purpose of loan: This loan will bridge the gap created by?a six week delay in opening. ?It will afford me the opportunity to provide the goods and services outlined in my mission statement.?It will also?guarantee that our early success will continue to grow and this much needed service will thrive. Check out my website: http://www.thriftiqueshop.com/

My financial situation: After the closing on my house and the finalization of my divorce, I used my personal assets to renovate and refurbish a former tanning salon into an interesting little second hand store. The local response is remarkable. Although loan repayment will be budgeted in, I fully expect that I will repay this loan in less than three years.

With my years of professional experience as a Montessori Directress and nurse, as well as 36 years of motherhood, I bring to this enterprise the skill sets and passion that will ensure its success!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	32%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,175	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	the-transaction-wizard	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because? i have never been late paying my bills , i have a very secure job in the energy sector

Monthly net income: $?5000.00????
Monthly expenses: $
??Housing: $ 725.00????
??Insurance: $ 50.0????
??Car expenses: $ 25.00
??Utilities: $?250.00????????
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,073	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	7
Screen name:	loan-leader	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital For Company Growth
Purpose of loan:
This loan will be used to provide extra operating capital so that I can continue to grow my business.? We have quite a few clients lined up, but I need to be able to cover payroll for the added number of employees.

My financial situation:
I am a good candidate for this loan because the business is operating at a significant profit and will easily cover?the monthly payments.??I recently paid off all of my personal credit cards, so the only major debt I have is educational loans.? ?

Monthly net income: $ I currently pay myself 1200 per month, and then a year end bonus.? The business does about 30k in sales per month from just one client club.? We have plans to add one client club per month starting in August.

Monthly expenses: $
??Housing: $0?
??Insurance: $ paid by business
??Car expenses: $ paid by business
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 213
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1982	Debt/Income ratio:	29%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,125	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	immaculate-dinero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off a credit card whose interest rate has skyrocketed.

My financial situation:
I am a good candidate for this loan because I have been with the same company for five years, have survived layoffs, and have been promoted.? I own my my house and have a second income from my fiance.? We both live in our house and split the cost of living.? I am months away from paying off other loans and will have extra income after the wedding.?

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 675
??Insurance: $ 145
??Car expenses: $ 500
??Utilities: $ 60
??Phone, cable, internet: $ 50 ????
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,555.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$1,052.25

Auction yield range:	17.23% - 33.00%	Estimated loss impact:	36.45%
Lender servicing fee:	1.00%	Estimated return:	-3.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1972	Debt/Income ratio:	146%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	21 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	46	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,331	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	TripleNickle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,555.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 680-700 (Aug-2008) 640-660 (Jul-2008) 680-700 (Jun-2008)
Principal balance:	$1,225.60	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Prosper Lender - Need Loan Myself -
urpose of loan:
This Second?loan will be used to?pay?down credit card debt.? I have been paying down Highest APR to lowest.
I am a good candidate for this loan because I have not been late or missed a payment in over 54 years !!!
YOUR GAIN will Help EASE MY PAIN.?Hope to finally?get another Prosper loan as well as helping lots of other Prosper members as a Lender.? When I lost my good job in '90, Credit cards had?to go to mostly minimum payments.? Got a second Mortgage in 1995 to pay off most of them.? This 2nd was?PAID in
2005 and the 1st Mortgage PAID after 30 yrs, in 2006.? Believe me, I fully understand how difficult debt??
can be!!!. My thanks to Prosper Members who are helping me to dissolve my credit card debt by paying?
off high limit creditors One-By-One.? Let us all continue to "bank on each other" IT REALLY WORKS !!!!!!
Special thanx to Kermit24, JMA Three, D Tempus B, Lending Stats dot com & Ice Fisherman who?were kind enough to place bids on my 11 prior attempts to get a?loan.? I?will still be helping other Prosper folks out with $555 of this loan because I think it is a very good thing - this Prosper Thing on the Computer !!???

Monthly net income: $ 2735.26

Monthly expenses: $ 2535.00
??Housing: $ 0.00 - 30 yr Mortgage paid off 10-2006 (2nd in 2005)
??Insurance: $ 23.25
??Car expenses: $ 318.78
??Utilities: $ 123.00
??Phone, cable, internet: $ 78.66
??Food, entertainment: $?235.00??and Clothing, & household expenses $ Paid by Wife.?
??Credit cards and other loans: $?2000.00??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1974	Debt/Income ratio:	63%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	31 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$75,921	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (Oct-2008) 640-660 (Aug-2008) 640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
consolidate credit cards
Purpose of loan:
This loan will be used to? Pay?off credit cards for good.Because creditors have increase?accounts intrest rate due to the financial market conditions and just plain greedy.

My financial situation:
I am a good candidate for this loan because? I pay my monthly?bills on time.But I rather pay the intrest to Prosper investors and not the greedy companies raising intrest rates and asking for tax payers hard earned money.Let me state that I have been a Prosper borrower and?lender since March 2006, and have payed off two other loans successfully,before time, as I plan to do on this loan.?I have never been late and have endorsed others to borrow with Prosper.?I appreciate you helping me consolidate these credit cards.This loan will give me more than enough to pay back Prosper..$1050 minus $335 leaves $715.

Monthly net income: $ 2548????

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70?Utilities: $100??Phone, cable, internet:?80??Food, entertainment: $ 300
??Clothing, household expenses $?75
??Credit cards and other loans: $ 1050
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$184.75

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1988	Debt/Income ratio:	40%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,261	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	COgirl47	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 7% )	660-680 (May-2008)
Principal balance:	$1,397.60	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Loan to expand cleaning business
Purpose of loan:
This loan will be used to expand my small cleaning business.? I will use these funds for advertising, building up my cleaning supply inventory, getting licensed/bonded, and invest in additional cleaning equipmentMy financial situation:

I am a good candidate for this loan because I have income from both my regular full time job as a Sr. Buyer at a manufacturing company, plus from the cleaning business.? I also make a small profit off of 1 employee who cleans for me on a part time basis.???

I would use part of this loan to pay off the balance of an existing Prosper loan, which I have been current on since June of 2008 (Balance due of $1397.00).??I have built my credit rating up approximately 50 points within the last year and have been current on everything in the last 3 years.? I?m not sure why my rating is a D right now, as it was a C when I received my loan in 2008 and I?ve not been late on any bills.???

My business trade name (A Clean Streak) is registered with the state, so is a legitimate, working business. I can supply receipts/bank statements to support my business income.? I am a single parent, so I initially started up the business in order to supplement my income.? My goal now is to be able to run it full time within 2-4 years.? This loan would help me achieve this goal.???

Mo. Net Income:
Personal - $3378.00
Business - $ 475.00??

Debt:
Housing - $1285.00
Car - $473.00
Utilities - $150.00
Phone - $120.00
Food, etc. - $300.00
Other - $273.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.29%	Starting borrower rate/APR:	31.29% / 35.35%	Starting monthly payment:	$43.16

Auction yield range:	11.23% - 30.29%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	protector1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay?for College?tuition and expenses, so that?my?Wife and I can receive a good education to be able to support our family.

My financial situation:
I am a good candidate for this loan because I have great credit for my age. I have never had any late payments on any loans. I have a good income to pay for the loan payments. Our monthly expenses are low, thus leaving plenty of money each month to make the loan payment on time.

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ 0-We live in my Parent's basement????
??Insurance: $ 150
??Car expenses: $ 300????
??Utilities: $ 0-We live in my?parent's basment
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1986	Debt/Income ratio:	20%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	44	Length of status:	4y 11m
Amount delinquent:	$17,154	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	2
Screen name:	valentine07	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 95% )	620-640 (Latest)
Principal borrowed:	$6,100.00	< mo. late:	1 ( 5% )	620-640 (Jul-2009) 600-620 (May-2009) 620-640 (Feb-2008) 620-640 (Jan-2008)
Principal balance:	$695.05	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Need money for a settlement
Purpose of loan:?The purpose of this loan is to get back on my feet.? I have been divorced for only?9 months and?I'm?trying to take care of my?two boys, ages 8 and 11.? It has been a financial stain for us but with a little help we can get back stable.??The money would be used?to make a settlement with a credit card company.? I can settle with them if I can come up with a lump sum instead of paying in installments.
My financial situation:
I know?I would be a?great candidate for this loan because I had a prosper loan before and?I was able to pay it back within 4 months. ??I also have a active loan which I have never been late and will continue to make payments on time. I am very reliable it's just that I had a life altering?change and it kind of took me for a loop.? The money will be repaid, I just need a little help to get my going.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $??700 rent???
??Insurance: $?120
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?150
??Clothing, household expenses $?
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$309.79

Auction yield range:	14.23% - 15.50%	Estimated loss impact:	14.67%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,878	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grizzlebear	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$4,321.28	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
LOOK! Fighting jacked up card rates
Purpose of loan:Please help me fight back against unreasonable card rate increases!
I have 2 credit cards that have arbitrarily jacked the rates from low fixed to unreasonable variables.
I have closed one and am closing the other.? Now I want to stop doing business entirely with those companies!

Long time stable employment.
Low debt ratio

Prosper shows my credit score as 680-700 (based on an old report, before I closed one of the cards),
I just pulled my credit score today from Experian and it is 725, and will provide a copy on request.

I have not missed any? payments on any accounts, but
I am just not happy with new variable card rates, which will go up even higher if the prime goes up.

Monthly net income: $ 2,100+

Monthly expenses: $
??Housing: $ 225
??Insurance: $ 40
??Car expenses: $ 50
??Utilities: $ 120
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	12%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,151	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	money-aficionado	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto
Purpose of loan:
This loan will be used to? purchase a solid, used vehicle that will accomodate my young son and my handicapped father. It has only one owner, whom I know personally, and is in excellent condition despite the mileage and older?year.

My financial situation:
I am a good candidate for this loan because? I'm fully employed and now receiving regular child support.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 14.66%	Starting monthly payment:	$143.89

Auction yield range:	4.23% - 11.52%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,065	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trustworthy-gold	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for the Holiday Season
Purpose of loan:
This loan will be used to help prepare my business for the upcoming winter holiday season. The loan will be used for inventory and advertisement. The inventory has to be ordered early to guarantee delivery by late November. I will be advertising and promoting my business online and offline including the use of sponsorships and search engine marketing.

My financial situation:
I am a good candidate for this loan because I pay all my bills and live well within my means. I have a small amount of monthly expenses because my car and condo are fully paid off. I am frugal and I reinvest all my extra money into my business.
The previous accounts I had open, I fully paid them off and closed the accounts years ago. The one account I do have open is a home equity line of credit (HELOC). I don?t want to withdraw more money from my HELOC because I don?t want to bring down my credit score by owing more than 20% of the $142K credit amount. This loan from Prosper will improve my credit score by adding an additional credit account to my credit. Please help me achieve my goal of getting my credit score up in the 800s.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$397.84

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1989	Debt/Income ratio:	17%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,767	Occupation:	Principal
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ConsultantFL	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,935.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Biz Expansion - Funeral Industry
Purpose of loan:
This loan will be used to expand my business. I will continue to do consulting for my clients while building the new business. I will be leveraging the internet consulting skills that I currently charge $200/hr for and will apply them to the death care industry which is seeing record growth due to the elderly population of the boomer generation. Deaths are expected to rise from 8.1 per 1000 to more than 12 per 1000 in 2020.

My financial situation:
I have outstanding invoices from my primary client of more than 3 years for $10,731.31 AND $6,770.47 with full expectation of receipt in 30-60 days. ??

Monthly net income: $ 7612.91 - ($800+$541+$239 Ofc/Auto/Ins) *.72 Tax Rate = $4343.69

Monthly expenses: $ 2686.54
??Housing: $ 1600
??Insurance: $? -
??Car expenses: $ -
??Utilities: $?93.54
??Phone, cable, internet: $?62??
? Food, entertainment: $?396
??Clothing, household expenses $ 239
??Credit cards and other loans: $ 283
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	9%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,203	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rcs2003	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 93% )	600-620 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 7% )	620-640 (Mar-2008) 620-640 (Jan-2008) 640-660 (Oct-2007) 600-620 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
I want you to make money (3rd Loan)
Low Risk High Reward
(Lenders 2nd Loan)

?????????I'm going to use this loan to Pay off my credit card once and for all time. I'm low risk because this is my second loan. Also i'm a prosper lender for over a year now.You can check out my numbers at
http://www.lendingstats.com/lenders/rcs2003.
I hope you can see that giving me a loan makes sense for you and me.
Thank you for your time and happy lending.

Monthly net income: $ about 2,100 ????

Monthly expenses: $
??Housing: $ 350
??Insurance: $?150
??Car expenses: $ 78
?Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
Prosper loans: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2005	Debt/Income ratio:	69%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,178	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	prietochulo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	580-600 (Jan-2008)
Principal balance:	$1,833.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Looking To Consolidate Payments
Purpose of loan:
This loan will be used?to consolidate payments. I also need this money for a project i started in the house and was not able to finish it due to lack of money. I will like to get this money lended to be able to have funds available to finish the house.

My financial situation:
I am a good candidate for this loan because as you can see about a year and a half ago i asked for a loan and it was granted. Since day one the payments have been coming straight of my account and i have not defaulted on a single payment, they have been made on time and always. You will not be dissapointed.

Monthly net income: $ 2800.00
Monthly expenses: $ 1810.00
??Housing: $ 840
??Insurance: $ 90
??Car expenses: $ 300
??Utilities: $ 120
??Phone, cable, internet: $ 30
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $?200
??Other expenses: $ 80 for gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$343.71

Auction yield range:	14.23% - 21.00%	Estimated loss impact:	14.94%
Lender servicing fee:	1.00%	Estimated return:	6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$16,965	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mountains59	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007)
Principal balance:	$9,541.53	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
debt consolidation
Purpose of loan:
This loan will be used to reduce interest rates & payments on current loans in preparation to purchase next piece of business equipment.

My financial situation:
I am a good candidate for this loan because I expect steady income growth during coming year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$209	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	circuit2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For college, parents cant help
Purpose of loan: Pay off tuition and help get by, I cannot get help.
Amount ob University Bill still adds up after Stafford loans are subtracted.

My financial situation:
I have always had to take out loans. I got subsidized and unsubsidized,?but don't have cosigner for private loans.
Mom has gone bankrupt twice before, and cannot take out a plus loan anymore. The aide advisors said I can't take out anymore unsubsizied loans. I just need a little bit more to pay off my October and November amounts of almost $600, and I won't have a whole bunch for groceries.?

Monthly Net income- $400
Round about number~Job on campus, still applying

Monthly expenses: $
??Housing: $?
??Insurance: $ 75
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 300??
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$207.98

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2003	Debt/Income ratio:	18%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,719	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	oak283	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising for new business
Purpose of loan:
This loan will be used to start an advertising campaign for our new business.? We are already having success, but would like to speed up the process.? We will be running several?advertisements on local radio stations.?

My financial situation:
I am a good candidate for this loan because my business is already making enough money to cover the loan. I am also working full time at a job that generates enough?income to cover the cost of the loan as well. This loan is secured by two different sources of income.

I have a 760 credit score which shows that I've always paid my debts on time.??My?"D" rating with prosper is due to the fact that I've never taken out this type of a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$341.09

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	123happy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$2,732.49	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidation of Credit Cards
Purpose of loan:
This loan will be used to?

Consolidation of Credit Cards

My financial situation:
I am a good candidate for this loan because? I have a good job with a company that is growing. My husband owns his own business. I am tired of interest rates going up for no reason. I want my credit cards paid off.? Have money in CD's but do not want to take it out because of penalty. Would like to retire in 4 years want all our bills paid off.

Monthly net income: $ 2,700. plus year end bonus

Monthly expenses: $
??Housing: $ 500.
??Insurance: $ 50.
??Car expenses: $ 75.
??Utilities: $ 50
??Phone, cable, internet: $ 50

??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$112.38

Auction yield range:	11.23% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,886	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	Catholics Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Jun-2008) 620-640 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
License Fee: Non-Medical Home-Care
Purpose of loan:
I franchised my unique concept for a residential housekeeping business in October 2008. Since that time I have sold 3 unit franchises, and I have expanded into light commercial janitorial services (cleaning commercial facilities that are 5000' or less). I am now going to be adding non-medical homecare and respite care to my menue of services. Washington state requires a license for providing such services; the licensing fee is approximately $2200. Non-medical & homecare services are not much different from the services my company already provides (housekeeping, transportation & errand services etc.). Having a non-medical homecare license will allow me to attract new clients who pay for services through their insurance providers, and I will also be able to start providing non-medical & respite care to DSHS (Department of Social and Health Services) and Medicare clients.

Thank you for your consideration; if you have any questions please email me.

Also: I am a borrower and a lender with Prosper. I have taken a loan out in the past; it is now paid in full with no deliquencies.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$235.74

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1994	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,460	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	djracer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit card debts
Purpose of loan:
This loan will be used to? pay off my high interest loan credit cards

My financial situation:
I am a good candidate for this loan because? I have 0 delinquincy, and I have a record of making my payments on time.? The reason why I am in the hole, is I used my cards to purchase capital for a business partnership that had failed.

Monthly net income: $ 5,400.00

Monthly expenses: $
??Housing: $ 1,150
??Insurance: $
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $
??Food, entertainment: $ 700.00
??Clothing, household expenses $
??Credit cards and other loans: $ 658.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1992	Debt/Income ratio:	30%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,874	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	lendho	Borrower's state:	Idaho	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (May-2009) 580-600 (Oct-2007)
Principal balance:	$1,230.69	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Cancer Survivor 2nd Loan /Score UP!
Why I have debt:? About 3-1/2 years ago, I was diagnosed with breast cancer.During my time of operations and treatment, I had to be off of work at reduced pay.Unfortunately, also during that time I used credit to get me through.? I got talked into trying a debt management service to help get my credit under control.All their promises and methods ended up hurting my credit far more than any help they gave me.Their tactics and process really made some very bad marks on the prior good credit.My payment history before was excellent, for I have always paid my bills on time.AND, still do.It was just that short period of time that hurt my credit so badly.Why I am a good risk:? I have a stable job that is salaried for over 12 years.I have a very good retirement fund, plus own my home, all payments current.? I am a good credit risk even though at this moment I may not look it.I am stable, have integrity and a will to succeed.I am working on a debt snowball plan to pay off debt faster.I work off of a budget every month and stick to it.What I will use this loan for:? pay off a high interest car loan that I took when my main vehicle broke down.? Cut my payments in half.? This will help? me stick to my budget and debt plan even more and keep me on track!?Monthly Income: ? $5500 ?
Thank you for reading my loan request!? I appreciate so much the help and chance the investors took on me once before. I will not let you down just as before!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$258.44

Auction yield range:	11.23% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1987	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,332	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ricotrb00	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2007)
Principal balance:	$333.01	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Credit Card Debt - NO MORE
Purpose of loan: Simply to kill my existing credit card debt. Paying minimum payments just will not cut it when it comes to my meeting my current goals.

My financial situation: I have good credit, I NEVER pay a bill late, and Im a single-male in a great profession - so all my money goes to me and me only. Paying back this loan will not be an issue! If it works out great then I hope to use this service for more plans in the future...

Monthly net income: $ 3100

Monthly expenses: $ 2340
Housing: $ 800
Insurance: $ 120
Car expenses: $ 300
Utilities: $?40
Phone, cable, internet: $ 80
Food, entertainment: $ 300 (sometimes less)
Clothing, household expenses $ 100
Credit cards and other loans: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.37%	Starting borrower rate/APR:	22.37% / 24.64%	Starting monthly payment:	$287.87

Auction yield range:	17.23% - 21.37%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	2.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2000	Debt/Income ratio:	35%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,157	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	past2future	Borrower's state:	NorthCarolina	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 620-640 (Jul-2007)
Principal balance:	$1,564.42	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Medical and other debt
Purpose of loan:
I have some medical related debt that insurance did not completely cover.? Also I would like to pay off a couple of?credit cards that I have cancelled.? This loan would consolidate several debts into one manageable payment. My financial situation:
I currently have a Prosper loan that is a year?from been paid off.? I had another loan with Prosper that I had paid off.? My company and my position with that company is very stable.? I have been employeed with the same company for 10 1/2 years

Having an excellent relationship with Prosper, I thought I would give it a try again. People helping People!

Monthly net income: $ 4636.00

Monthly expenses: $ 4010.00
??Housing: $??615.00
??Insurance: $ 125.00
??Car expenses: $ 800.00
??Utilities: $ 25.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 225.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1875.00
? Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2002	Debt/Income ratio:	13%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,970	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ecmguy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Apr-2009) 540-560 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Laptop purchase
Purpose of loan:
This loan will be used to purchase a new laptop.

My financial situation:
I am a good candidate for this loan because I have a solid track record in paying my debt obligations on time. I am a business professional working as an Analyst for a firm in Houston, Texas. I have been gainfully employed with the same company since 2002 and am thankful that job stability is not an issue in these uncertain times. In this tight credit market I have not been able to qualify for a traditional personal loan. My credit score is much lower than it would otherwise be if not for a difficult decision to file for bankruptcy 8 years ago. I ventured out on my own to start a business funded with personal capital and once things turned south made the tough choice towards Chapter 7 filing. Since then my credit history has been impeccable and I have the financial ability to repay the loan I've requested.

Thanks in advance for your consideration.

Monthly net income: $ 4,150

Monthly expenses: $ 3,160
??Housing: $ 920
??Insurance: $ 90
??Car expenses: $ 75
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,025
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1987	Debt/Income ratio:	19%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	28y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,825	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	108%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	united4jc	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 69% )	680-700 (Latest)
Principal borrowed:	$6,250.00	< mo. late:	5 ( 31% )	660-680 (Mar-2008)
Principal balance:	$3,722.35	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Helping hands
Purpose of loan:
This loan will be used to? I have store?credit cards w/high interest rates that I need to pay off as soon as possible.?

My financial situation:
I am a good candidate for this loan because? I cannot afford to continue living from payday to payday with barely no to minimum amount of money because of these debts.? Before I was married, I didn't realize?the importance of keeping a well-blanced budget and maintaining a good credit score. ?More than half of my earnings is going to credit card bills and I do have a family to support.? This debit is becoming a burden on my health and very stressful at the same time.? Once these cards are paid in full, my plan is to only use my VISA debit card for purchases.? Anything I cannot afford will have to be put on hold.? I will be able to breathe a lot easier.? In addition, I am also trying to put away funds for my daughter to attend college in 2010.
Monthly net income: $ 3,162

Monthly expenses: $
??Housing: $ 1180
??Insurance: $
??Car expenses: $?70
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 5200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	10%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,664	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jmstgeorge	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008) 700-720 (Mar-2008)
Principal balance:	$3,118.92	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Inclusive Catholic Parish Community
Purpose of loan:

This loan will be used to continue the work of our year+ old established Catholic?parish community to promote and outreach to our community. We will also use these funds to purchase new chairs and needed equipment and to relocate to our own space! We have grown from start-up to 80 members in about a year and a half and we continue to need more space and parking. We have exceeded our first year projections and our new budget for the coming fiscal year is almost $72,000. Please visit us at www.mySaintMiriam.org for more information and to see us!

We are a 501(3)( c) NP Religious Organization with all proper paperwork filed with the Federal and State Government. Our services began 3/27/08. Our year end is June 30.

At the hospital where I serve as trauma chaplain, at least several times each week, I am often called to sit with dying patients and their families. Many of these folks were born and raised Catholic, yet had no clergy to come.?Sadly, many of these people have no priest of their own and I find it is often left to me to bring them reconciliation and sacramental presence.?Now, Saint Miriam offers such a place and it has been well received! We have much media attention and we are excited and work very hard! We also have a transparent policyw ith finances so any member knows exactly where each dollar is spent. Our pastor still take no salary and works three jobs to enable us to grow before adding any salary burdens.

Saint Miriam is now a reality and we are growing!?We currently share space through a rental agreement?in the Roxborough section of Philadelphia at 4101 Freeland Avenue, Philadelphia, PA 19128. We are ready to move into our own space by year's end.

My financial situation:

I am a good candidate for this loan because I am an ordained Catholic priest and have strong credit with no late payments. My debt ratio limits my?rating only because of loans to start parish and attend seminary/debt load. I have strong ties to community, the backing of my bishops, I am pastor of a fully operational parish,?and the parish was established with limited outside help. I am completely invested spiritually and financially in her success. Our parish is a Catholic community, but liberal and inclusive to allow persons who feel rejected from the mainstream churches, e.g. Roman Church to have a home. We will repay the loan through donations and board financial commitments as we grow. I also have the ability to pay the loan terms if the venture fails. We have a strong and vested parish board, including a treasurer and?11 other members. We have legal, banking,?and accounting firms full engaged for oversight and advise. We have been current on our current load and never miss a payment! We are ready to grow with your help!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2000	Debt/Income ratio:	23%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,049	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nicoleshannon73	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 640-660 (Nov-2007)
Principal balance:	$2,619.04	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Going for my RN
Purpose of loan: I am currnetly an LPN and would love to further my career and become a registered nurse. The jobs and possibilities are endless. I just need help from good people like yourselves. In the past seven years it shows deliquent but that was due to my divorce and bills that were tangled up in the middle but have since been repaid by myself.
This loan will be used to?

My financial situation: I work fulltime now as a licensed practical nurse and my employment is secure. I am a hardworking, dedicated mother of two and just need some help. I pay my bills on time and I am trying to re-establish great credit
I am a good candidate for this loan because?

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 90.00
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	70%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	31 / 28	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,948	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 640-660 (Mar-2008) 640-660 (Feb-2008)
Principal balance:	$2,106.31	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for almost 3 years.

Monthly net income: $ 1400

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360,71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$287.39

Auction yield range:	17.23% - 26.43%	Estimated loss impact:	19.53%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,913	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rammanbeav	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NO LATE PAYS!!!!
Purpose of loan:
This loan will be used to??We have a $1500.00 credit card that is at 29.99% APR and a $1000 personal loan that at 17.99%. also a $4500 credit card with an APR of 16.99% total payments are $242/month.

My financial situation:
We are good candidates for this loan because? we both have good solid jobs we have been at for 6 years each.? We have a life insurance policy and retirement plans and a savings account.? We may be an HR with Prosper but We have had no late payments!?? Just trying to consolidate and lower our APR!? Please give us a shot you will not be disappointed!

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1427.00
??Car expenses: $ 400.00
? Bike Loan-???$189.00??
??Phone, cable, internet, insurance utilities: $ 785.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 685.00
??Camper Loan: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$164.88

Auction yield range:	8.23% - 10.50%	Estimated loss impact:	6.72%
Lender servicing fee:	1.00%	Estimated return:	3.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1997	Debt/Income ratio:	61%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,019	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	financialhelper1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for School
A little about myself:
My wife and I have been married for 12 years and we have two wonderful children. We've lived in?Texas all are lives except when I was in the military. I am a Navy veteran and I have been involved with Prosper as a Lender for a while now. Since the recent changes on Prosper I have not been able to lend; and now I am actually asking to borrow.

Purpose of loan: I am requesting this loan to?consolidate two credit cards with a combined balance of $5000 but a significantly higher interest rate.??I've been making all my payments on time and don't foresee any problems in the future, I just don't understand?the complicated method the credit card companies use to figure your balance for interest purposes. A simple interest loan will be easier to manage and if I can reduce the interest rate at the same time that is an extra plus.? Also, I will?be returning to school this fall to take some accounting classes that will help with a potential promotion this coming new year. I will not be reducing my hours at work during the semester, I will be taking night classes.

Our financial situation:
I am currently employed with the?IRS, and my family and I live in a small community with a low cost of living.? I make enough to support my family and pay our bills, I'm just trying to save on the extra expense that comes with?returning to school.? I also receive $936 a month from VA disability and will be using the monthly payments I receive from my loans I have?on Prosper to make my payments on this loan.? I want to assure any prospective lenders that we live?well?within our means and are very capable of paying our bills along with this loan. My wife and I are currently saving to buy our own home and are trying to keep our budget in place with this loan.?

Thank you very much for your time and consideration and if you have any questions please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$217.61

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	15%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	shadowyn	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 74% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	580-600 (May-2007)
Principal balance:	$1,858.20	1+ mo. late:	6 ( 22% )
Total payments billed:	27
Description
Lower rates and consolidate debt
Purpose of loan:
I previously?obtained a loan from Prosper that?helped me to become stable financially and?weather several situations (surgery, 2 weddings, major move, 2 funerals) without going further into debt.?The loan I received I was able to pay off and stop using payday?loans and other very high interest loans.? I was able to buy a 2nd car that we desperately needed.?? In January, last year, we made a major decision to move back to Texas (had been in Oregon 10yrs) to be near my parents so that we could help take care of them after my father had a heart attack.? I have been at my new employer for 20 months now and everything is going well.? It is in the same position that I had at my last job (10yrs) making slightly better pay.? Now that we have made the move and stabilized our situation we are looking to better our financial situation by getting better interest rates on the loans we currently have as well as setting aside a little emergency fund for unexpected life situations.? Two of the loans I will be paying off are my previous Prosper loan (~$1900 remaining @ 29%) and Cashcall (~$1900 remaining @ 96%).? I would also like to pay off my wife?s three credit cards (total less than $1600). She was hospitalized in March and will be unable to go back to work for at least a year (estimated recovery time). We are planning to buy a house next year and are looking to start saving more money as well as placing ourselves in good financial position.

My financial situation:
I?m in a very good situation financially. Thanks in large part to my first Prosper loan, I have been able to steadily payoff debts as well as weather life?s curveballs and still remain financially sound. I?ve had no late payments in the last 20 months and have been able to meet all my obligations without taking on anymore debt. My credit score goes up every month and continues to do so. By consolidating these loans and lowering my interest rates I will actually pay less than I currently spend on a monthly basis.
Monthly budget:
Mortgage/rent: $1050
Auto Insurance: $150
Car payment: $444
Car expenses (i.e. gas): $300
Utilities: $400
Phone, cable, Internet: $135
Food, entertainment: $650
Clothing, household expenses $200
Credit cards and other loan payments: $527
?? Cashcall: $217 (Bal: $1900)
? ?Prosper: $207 (Bal: $1900)
???Premier Credit Card: $20 (Bal: $300)
???Capital One Credit Card: $20 (Bal: $300)
???Merrick Bank Credit Card: $30 (Bal: $940)

Total monthly expenses: $4280
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,884	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neva27k	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$163.84	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
My second loan

Purpose of loan:?
debt consolidation/home improvement

My financial situation:?
This is my 2nd loan w/prosper.? I am ahead of schedule in paying on first and am continuing to whittle away at making my finances better.? I'm trying to improve?our credit score, unfortunately, we've had a rough year and it's not going to be easy?and it sure doesn't seem to be an overnight process.? I feel like we've taken two steps back when I look at our credit score - even though I've been diligently working to move forward and have paid off several accounts.?? I'm sad to be listed as a high risk and I hope those that funded me before will support me when I say I did what I said I was going to do.? As of Today I owe 170.00 out of the? 11,500.00 I borrowed. (and I'm about to take care of that shortly... :)

Updates:
Since my last loan, my husband has located a job and is working his way back up (after being permanently laid off from a job he had 13+years).? Unfortunately I have taken a pay cut in the meantime based on our union contract, but, I'm not going to let that stop me from continuing to strive for better credit, better finances...?? I have a 2008 Dodge Caliber we are leasing and I've decided to try to sell it to get rid of that payment and am working with Chrysler to do so. I have another car to drive.? I don't need to have the Caliber IF I can get out of the lease without any financial repurcussion.

I need to get a leg up on our $$ and we need to get our house ready to sell.? We're planning to relocate if possible to assist?with?his commute to work.? This includes minor improvements like painting, carpet cleaning, replacing some carpet...it all adds up.

Monthly net income: $ approx 3702.00

Monthly expenses: $
??Housing: $??480.00
??Insurance: $ 150.00
??Car expenses: $ 360.00 (car payment)
??Utilities: $ 500.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $?300.00?
??Clothing, household expenses $?250.00
??Credit cards and other loans: $?795.00
??Other expenses: $ 300.00? (gas, misc bills)

I know I have asked for a % rate less than what was recommended. I am hopeful that I have demonstrated thru my last loan that I am worth considering at a lower %.?

Thanks again for all your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1988	Debt/Income ratio:	43%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$27,823	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kindness-guard	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gabby's School Tuition
Purpose of loan:
This loan will be used to? pay my granddaughters tuition

My financial situation:
I am a good candidate for this loan because? I am a loyal employee and responsible adult.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$286.86

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,492	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowser1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 680-700 (Apr-2008) 640-660 (Mar-2008) 640-660 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
to pay off all high intrest debt
Purpose of loan:
This loan will be used to?? get out from under a bad loan and pay off all current debt

My financial situation:
I am a good candidate for this loan because? i have??good credit?and?borrowed $10,000 from prosper in the past and paid it back early.i dont pretend to know the credit rating system but i pulled my reports this morning and it is a 712 transunion, 699 equifax and 691 experian. again i dont know?how or were prosper comes up with there scores but that is what my 3 scores are as of this morning. my scores have dropped since my last loan at prosper?mainly(i believe) because of 3 new acoounts in the last 15 months were opened. ?i have a small business(stable of 2 race horses)?. i would like to expand someday but with this high interest debt hanging over me i cannot. the banks now days are raising rates even though i pay on time and always more thant the minimum. i took a personal loan out that i thought was a good rate at 9.9 percent only to find out it was an introductory offer and the current rate is 29.99% and still going up. i pay 350 a month on this one loan of which only 125 goes toward principal.
i pay my bills on time and have only been late with a payment once around christmas time 3 yrs ago. it was a hectic christmas and forgot to send it in. it was made up the following month but was still reported as delinguent. i thank you in advance for considering and or funding my loan.? thanks
Monthly net income: $ 5500( $3,500 from main employment and $2,000 from business after expenses)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 200 for gas and maintence
??Utilities: $ 55
??Phone, cable, internet: $?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans:?500 to be paid off with prosper loan?
??Other expenses: $ 1,200 for business stuff( as noted above business makes about 2000 a month net)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2000	Debt/Income ratio:	42%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,872	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	1
Screen name:	misty21ed	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to?Have additional cash on hand for when I get married in Hawaii, and honeymoon there as well.

My financial situation:
I am a good candidate for this loan because?I have minimal expenses since we are currently living with my family while I finish nursing school.?

Monthly net income: $1,200

Monthly expenses: $480?
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $80
??Utilities: $0
??Phone, cable, internet: $60
??Food, entertainment: $?125
??Clothing, household expenses $0
??Credit cards and other loans: $50
??Other expenses: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1990	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,670	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worldview	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$3,579.22	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Still managing debt
Purpose of loan:
This loan will be used to help me get through the next several months as I increase my work hours.? I have always worked hard to pay all credit cards and loans on time.? In? the past year, I have made every payment on my first loan.

My financial situation:
I am a good candidate for this loan because I am starting a new position (with the same employer) in September which will increase my income by $20,000 yearly.? The paychecks won't start until mid-September and this amount ($2000) will help me pay initial child care payments as I increase my hours and my income. ? I? own a home and I don't have a car loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.04%	Starting borrower rate/APR:	28.04% / 30.39%	Starting monthly payment:	$136.57

Auction yield range:	11.23% - 27.04%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	42%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	michi31	Borrower's state:	NewJersey	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 560-580 (Dec-2007) 640-660 (Apr-2007)
Principal balance:	$284.45	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off cards from wedding
Purpose of loan:
Pay off some of the high interest cards I have (i.e. Gap, Kay Jewelers, PayPal, etc.).? Most of these I used for wedding expenses (exception of Gap) that I want to bring down.

My financial situation:
I am a good candidate for this loan because I have always been on time with all my Prosper payments from my first loan.? I have also been on time with the current cards/loans I have open.? I have more activity on my score report due to opening an account with BillMe Later, PayPal, and buying a new car.? The cards with a high credit belong to my mother, which I am an authorized user on and help her pay, as well.

Monthly net income: $ 1920

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 160
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$253.88

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2003	Debt/Income ratio:	19%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	11	Length of status:	5y 3m
Amount delinquent:	$1,078	Revolving credit balance:	$317	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	10
Screen name:	free2hang	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$755.49	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
BUYING A NEW CAR
Purpose of loan:
This loan will be used to? BUY A NEW CAR 2009 HYUNDIA ACCENT AND PAY OFF EXISTING PROSPER LOAN WHICH I HAVE BEEN PAYING EVERY MONTH

My financial situation:
I am a good candidate for this loan because? I HAVE A JOB THAT IS STABLE AND HAD FOR OVER 5 YEARS. IM 24YEARS OLD, NOT THAT MANY YOUNG ADULTS THAT AGE HAVING THE SAME EMPLOYER. GOT MY JOB STRAIGHT OUT OF HIGH SCHOOL AND STAYED EMPLOYED AND PAY MY BILLS. I GO TO SCHOOL AND WORK.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 305
??Insurance: $ 150
??Car expenses: $ 50 OLD CAR MAINTANCE
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $160 GAS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2006	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JESSICE66	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$3,084.34	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Credit Rebuilding
Purpose of loan:
This loan will be used to continue my effort to get on my feet after a lengthy court battle and subsequent move to the DC area.

My financial situation:
I am a good candidate for this loan because I am and always have been responsible, trustworthy, and honest. My daughter means everything to me, and I must be in her life.??

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $875
??Insurance:? car insurance $179
??Car expenses: $475 (car note, gas, etc.)
??Phone, cable, internet - $75
??Food, entertainment: $20?
??Credit cards and other loans:?$175 (Prosper Loan)
??Other expenses:? Child Support - $450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	1 / 0	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	16	Length of status:	7y 6m
Amount delinquent:	$467	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	primeequity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Tuition Bridge Loan
Purpose of loan:
This loan will be used as bridge loan?to pay my tuition for the Fall 09 semester at Kennesaw State University, GA.? Class starts 8-15-09.? I am an approved recipient of?the?GA HOPE?scholarship (which pays full tuition) pending?receipt within 2 monts.

My tuition is due?August 24th, prior to receipt of my scholarship funds.? I would be very grateful for a short term bridge loan, so I will be able to stay in class.? I would prefer to repay the loan immediately upon receipt of my scholarship funds.

I have a very high GPA, and am trying not to jeopardize it.? Thanks for your consideration.

My financial situation:
I am a good candidate for this loan because I can repay it within?2 months; the maximum?amount of time it will take to receive my scholarship funds.

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $ 75
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $?100
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1985	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	29y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,302	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	melsdebt	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$3,874.77	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my bills to better my credit scores to buy a house!

My financial situation:
I am a good candidate for this loan because?I pay all my bills on-time; divorce messed up credit score to get a loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$323.67

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,029	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassion-bath	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Recouping from Mom's med expenses
Purpose of loan:
This loan will be used to? payoff debt I incurred to take care of my mother's health last year. Thank GOD everything is well now and I am looking to get my finances back on track as well.

My financial situation:
I am a good candidate for this loan because?I cannot fail. In the last 10 years of having credit I have not made 1 late payment. I always have found a way to succeed. Looking for a mutually beneficial loan.

Monthly net income: $ 8000

Monthly expenses: $ 6000
??Housing: $ 1600
??Insurance: $ 200???????????
??Car expenses: $ 845????
??Utilities: $ 400
??Phone, cable, internet: $ 300
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,300.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$331.71

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	22%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$685	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rkbiz	Borrower's state:	California	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	640-660 (Feb-2007) 620-640 (Feb-2007) 620-640 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Lower rate for a better future
Purpose of loan:
This loan will be used to pay off a higher rate personal loan that was taken out back when my credit was not as stellar (2+ years ago).

My financial situation:
As it currently stands, I am in a great financial position. As you can probably determine from my credit score, I am excellent with my credit and seek to repay whatever balances I have outstanding. You may also notice that I've had a previous loan with Prosper which was paid in full ~ 2 years ago as well. I love the prosper community and what it has to offer the little guy, which is why I'm back and looking to build an even better future for myself with the help of the community.

As a post college - grad, still looking to pay down that big bill, one of my biggest debt pools lies with my school loans. The loans are in repayment and currently account for $400 of my monthly take home pay. The other large loan is the high rate personal loan which was taken out 2 years ago - $480 (This is the one I am hoping to pay off for a better rate). However, add those loan amounts?in to my rent ($1400), utilities - Including cell phone and cable ($180), small credit card bill ($200), and you will quickly see that it comes no where close to my current amount of take home pay ~($4k).

Thanks to Prosper I was able to better myself in the past, hopefully we can make history all over again.

Thanks for stopping by and here's to happy bidding. :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	42%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	27 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,777	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mom1973	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$731.78	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd loan w/prosper-In good standing
Purpose of loan:
This loan will be used to pay off some little bills and to pay off the balance of my current prosper loan of $758 which I have paid on faithfully for the last year.

My financial situation:
I am a good candidate for this loan because?I am a responsible teacher and mother of three boys 11, 7, and 5.? I currently work year round and I teach summer school as well as the regular school year.? I am a responsible individual who is current with all of my bills.

Monthly net income: $ 3900.00 Plus my husband brings in another $1500.

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 80
??Car expenses: $ 569
??Utilities: $ 160
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$79.65

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1995	Debt/Income ratio:	40%
Credit score:	860-880 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$23,680	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	established-note	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills for special needs chil
Purpose of loan:
This loan will be used to? pay off debt incurred by high priced child care for my?child with special needs.

My financial situation:
I am a good candidate for this loan because? my child is now in school full time (summers also) and I am able to work more consistent hours.? I have been employed by the same company for over 13 years and my position is secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2004	Debt/Income ratio:	13%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	2y 1m
Amount delinquent:	$960	Revolving credit balance:	$180	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	pioneer7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single mom buying first home
Purpose of loan:
This loan will be used to?buy my first home.? I have been preapproved by a lender and need downpayment/closing cost assistance.? I'm trying to go through USDA/FHA, and I have used some of my financial reserves to clean up my credit history.? I'm trying to make the deadline for the $8,000 tax credit, I just need a little help.

My financial situation:
I am a good candidate for this loan because I have a stable job and stable credit.? My college loans are making my debt to income ratio look high.? My only default is a cell phone bill that defaulted while I was in nursing school and I working on getting paid off.? All my other defaults (which also occurred while in school, have been paid in full).? There is $159 for a phonebill that is still showing on my credit and also $180 on a credit card, both of which?I have just paid in full but has not reflected in my credit yet.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 740
??Insurance: $ 107
??Car expenses: $ 215
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	heavenly-treasure	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
young divorcee needs car of her own
Purpose of loan:
Hello!? I am seeking a loan of $3500 in order to purchase a car for myself.? Sadly, my husband and I are getting a divorce.? We were previously a one-car family, carpooling to work, and sharing the car to run errands together, but now I need to seek transportation for myself.? I found a great little fuel-economic vehicle on Craigslist, and would love to purchase it from the original owners who took great care of the vehicle!

My financial situation:
I am a good candidate for this loan because? I'm a very responsible person, who works two jobs.? While I admittedly had a few delinquent accounts in my youth, I feel I have really matured and would love to prove how financially responsible I've become.

Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ n/a for now
??Car expenses: $ n/a for now
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$289.51

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	40	Length of status:	13y 11m
Amount delinquent:	$15,914	Revolving credit balance:	$5,442	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008) 600-620 (Mar-2008)
Principal balance:	$2,341.55	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd Prosper loan
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
My?credit score?is 60 points higher than when I got my first Prosper Loan.? ?I am a good candidate for this loan because..I am a good honest person who has always helped others out but got behind,? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.
? I have paid my account on time every month.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free in two years, then be a Prosper lender.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$83.49

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	16y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,916	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Themomeee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement projects
Purpose of loan:
This loan will be used to?
improve the value of my home and enhance its beauty.? Several local, well-respected contractors have begun to offer excellent quotes in efforts to drum up sagging business; now is a great time to take advantage of great prices, have the trim on my home painted and my family room carpeted, and boost local businesses in the process.
My financial situation:
I am a good candidate for this loan because? I have an excellent payment history, my credit is solid, my own business is strong and growing steadily.?In making this loan, you, the lender, will see a return on your investment,?I will make?improvements to my home,?and some fine local businesses will have jobs to do.? It is a?"win" for all involved.? I recently withdrew a listing for the purpose of adding a photo of my home to this listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 2m
Amount delinquent:	$3,228	Revolving credit balance:	$11,487	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	community-crescendo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BBQ Restaurant!!
Purpose of loan:
This loan will be used to?

The purpose of the loan is to finish?my BBQ restaurant.? The restaurant is 99% complete with 1 inspection down and 2 remaining. The existing walk-in?cooler went down?after the first inspection and must be replaced to complete the remaining inspections. The walk-in cooler will take a considerable chunk of the?remaining capital and financing equipment as what is considered a start-up has?not been fruitful.?All other equipment and staff are?already in place and just waiting to open the doors!!?

My financial situation:
I am a good candidate for this loan because?

I have worked for the past several years in enforcement for my local county jurisdiction and have successfully run my own catering company for the past 3 years. The restaurant is an extention to the catering business, allowing me to continue high-end catering services with a larger kitchen and providing competition-style bbq to a hungry lunch crowd. I have been timely with bills for several years and have a proven financial track record.

Monthly net income: $

4200

Monthly expenses: $
??Housing: $ 600
??Insurance: $?90
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$330.22

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1984	Debt/Income ratio:	53%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	39	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,358	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	haracr38	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 660-680 (May-2009) 640-660 (Dec-2007) 640-660 (Oct-2007)
Principal balance:	$4,798.66	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
consolidation
Purpose of loan:
This loan will be used to? consolidate and close credit cards

My financial situation:
I am a stain glass artist, selling my works at local and in nearby sates at fairs and craft shows.? i have now limited my shows to only two local farmers markets on weekends.?.? The cost per day is only $25.00 and very little travel expense.? My fixed income of $1512.00 Social Security and Teamsters Pension of $292.00 plus craft sales of $425.00(net) monthly.?? The sales are not the greatest but they are providing some cash flow.?.? My income after consolidation will pay the first and second loans and living expenses.? The bills not paid with the load, will be paid thru the craft sales and the two special commissions listed further on, will clear up jost of the balances.? I have cut living and other expenses to the bone, cancelling athletic club membership, newspapers and other forms of entertainment.? My first load was to pay off and cancel all the credit cards, which I paid down.? I had already paid 3 shows in the spring of 2008 and decided to attend those paid shows, since once paid and accepted there is no refunds.? These three were very promising for the coming year, so I invested , thru the credit cards for 6 more shows.? Then the economy really went bust and gasoline prices went out of site.? Theus the resulted amount of credit cards used.??.? When I recieve a special commission, I always require 50% down payment to cover the supplies needed.? I currently am working on closing two jobs, which will clear about $2800.00 when delivered.? They each have paid a design fee of 4100.00 and will pay the 50% deposit when the order is signed in about 2 more weeks.? There are a coupld of design and color changes that are in works.? Delivery is about 6-8 weeks after signing.? This income will go to pay the credit accounts that are not in the loan amount.? The cards are not being used and only amount addded to them is the interest and a coupld have yearly fees.? I do want to pay my bills and am making every effort now to keep them current, although only making mionimum payments, not being able to reduce the balances much.? the load will consolidate most of them and cut the continued build up of interest.? Please forward any q2uestion you might have for a prompt reply..
Monthly net income: $

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 220.00
??Car expenses: $ 175.00
Insurance of 125.00 plus fuel
??Utilities: $
??Phone, cable, internet: $ 27.00
??Food, entertainment: $ 95.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 10,500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$210.44

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1984	Debt/Income ratio:	18%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	7y 2m
Amount delinquent:	$33	Revolving credit balance:	$85,060	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-network9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card
Purpose of loan:
This loan will be used to pay off a small credit card balance that currently has a high rate (14.95%) -- I am only looking to reduce my rate, not increase total debt.

My financial situation:
I am a good candidate for this loan because I have a very good income.? My wife and I both have good credit, and two solid incomes, as well as a home.? We are?on the path toward?paying off all our debts (including the mortgage) and are easily able to make significant monthly payments.? This is a pure financial move for us to get in better financial shape.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$836.10

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	13%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,413	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	logical-fund1	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling my house
Purpose of loan:
This loan will be used to? fund a remodeling project on my new home.? It's an old house that needs a lot of TLC, but it is a beautiful, historic property with tons of potential and charm?- I plan to update the kitchen and bathrooms, re-finish the hardwood floors, install new windows,?build a garage, paint the exterior and add a privacy fence.? My wife and I will oversee the work, and we have a very trusted crew that will help ensure that we complete the entire project on time and under budget.? We have done this before and we have a solid track record.?

My financial situation:
I am a good candidate for this loan because? I hold an MBA from a top 10 business school; I have?a promising career with a Fortune 50 company; I have a 6 figure salary and strong credit.? I am seeking this loan so that I can complete the remodeling project on?my new house before my old one sells so that we can move into our new home seamlessly.? We would be happy to share before and after pictures!

Thanks for your consideration, support, and trust.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,870.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$109.61

Auction yield range:	11.23% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1985	Debt/Income ratio:	26%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	22y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,202	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Spitfire2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 700-720 (Apr-2008)
Principal balance:	$3,459.07	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
HELP ME PAY YOU - NOT CHASE BANK!!!
Purpose of loan:

To pay off the hooligans at Chase who funded my dental work. My insurance has a $1000/max per year. Chase raised their interest rate to 29.99. I refuse to continue paying that kind of money to Chase.

My Current Prosper loan has been paid ahead and I've never missed a payment.

My financial situation:

I am a good candidate for this loan because I have had impeccable credit and my wife and I have worked hard to maintain this. My wife and I are government employees - she with the state, me with the military, and have stable, secure jobs. I've been with the Dept of Defense for 23 years, she with the state for 5 years. We've worked extraordinarily hard to pay off nearly all our debt, and would like to get rid of Chase.

Monthly net income: $ 4600

Housing: $ 1000
Insurance: $ 205
Car expenses: $500
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $ 600
Clothing, household expenses $500
Credit cards and other loans: $800
Daycare $400/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	24.02%	Starting borrower rate/APR:	25.02% / 27.33%	Starting monthly payment:	$497.13

Auction yield range:	8.23% - 24.02%	Estimated loss impact:	6.77%
Lender servicing fee:	1.00%	Estimated return:	17.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,840	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-contract-sunshine	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up For Limo Service
Purpose of loan:
This loan will be used to help with the start up costs?involved in establishing a limousine service.? Our extensive?market research reveals a unique opportunity to provide this service in our area.? Currently there are no limousine providers in our area.? We have presently invested in the necessary office equipment, began consultation with a graphic designer on the website and business marketing tools and consulted our insurance agent.? We've also begun the paperwork to secure the required licenses and permits for our passenger authorities.? We know what our start-up costs are and have budgeted our personal investments accordingly.

My financial situation:
I am a good candidate for this loan because?I have?extensive experience in researching, planning and establishing?the start?up of a?successful business.? We are very excited about this opportunity to begin another successful venture and look forward to your involvement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$41,417	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	keen-transaction	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory/Revolving debt payments
Purpose of loan:
This loan will be used to?Purchase Inventory to provide to customers, use to pay down vendor credit lines, shorter term gap fill cash flow.

My financial situation:
I am a good candidate for this loan because?

I have been running small business for 9+ years. Business is tight, but just need a little extra funding would be helpful to prepare for - an hopeful ?uptick in the economy. Homeowner approxiately 24 years. This extra funding, I beleive will get me to where I need to be business wise. This funding will be a huge asset and impact very positively our preparation for the future.

Thank You for your? consideration and time. It is greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$513.05

Auction yield range:	4.23% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	19%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,978	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-class-dinero	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Father, Executive, Debt Consolidate
Purpose of loan:

Predatory Credit Card Elimination

My financial situation:

Dear lenders,

My current income is $98,000 per year as a 3rd-year?Senior Project Manager for a large manufacturing firm, with an annual bonus of $15,000+. My wife and I recently got married in NYC, moved to PA for a job opportunity, and we have a new child in our midst who we love dearly. In order to finance the various out-of-pocket costs of the wedding?ceremony, moving?and baby?delivery, we amassed a very manageable $29,000 in credit card debt starting from about 2 years ago that we have carried and paid off to about $15,000 remaining. Unfortunately, Bank of America raised our APR from 8.4% a year to a PREDATORY 22.89% a year. We found this to be absolutey unacceptable, and am now looking to wipe out any and all CC debt. There is no way I am going to give to these monsters over $3500/year on interest alone.

I am looking for a more favorable APR to pay off and consolidate my CC debt, and pay it to like-minded individuals like you, instead of the scummy banking giants.

We have cash and assets saved up for 6-months of emergencies, including over $20k in retirement 401k savings, that could be used to pay off all of our credit card debt; however, I'd rather not touch anything that would jeopardize our future. My financials, listed below, clearly shows my ability to pay back the loan amount that I am asking for.?

We have also?never been delinquent or late in any payment for anything ever. We are both?fiscally responsible (we have a family Financial Advisor), own the most gas economical car (Honda Hybrid), and are eco friendly by recycling and avoiding bottled water. Both my wife and I have graduate degrees, and have jobs that we love doing (she's a kindergarten teacher with a $50k salary and an 820 credit score). Just over a year ago, we also purchased, and own, a beautiful 2-bedroom condo in a very modest affordable area of PA, and are always thankful for having the good fortune to have a steady job, 2 adorable westie terriers, and the ability & means to live our lives. My parents were poor destitue immigrants, so I never ever take anything for granted, for even?a simple request like a loan.?Thank you for reading my listing and bidding on the loan app.

Monthly income: $ 8150 + Year End Bonus

Monthly Expenses
Mortgage: $2100?????????????
Car: $330
Utilities: $230
Insurance: $90?????????????????????
Phone: $150??????????????????????????????
Student Loans: $273
Credit Card: $400

I found Prosper looking to consolidate my CC debt, did my research on it for over 4 careful and diligent weeks before making this decision as my very first listing. I hope that everyone invests, and I am looking forward to the loan, and a win-win situation for all of us. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	9%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,391	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mmzark	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
I will be using this loan to help pay for my wedding.? My fiance and I budgeted for about 75 people, but 90 guests are now coming.? Always seems to happen with weddings.? I have most of the wedding payed for except for these last minute expenses that I cannot quite cover on my own.? I just want to?be able to give my future wife?the wedding she deserves cause she is an amazing women.? ??

My financial situation:
I am a good candidate for this loan because? I am responsible and hard working.? I was a firefighter for 6 years until a career ending back injury forced me to medically retire and go back to school.? I was inside a building when it collapsed and had to have spinal fusion surgery.? However, firefighting taught a wonderful work ethic and how to "pay attention to detail." I apply that both?to my professional and personal aspects of my life.? I?currently am a server at restaurant working full time while I going to school for respiratory therapy at night.? I am very responsible and hard working.?

Monthly net income: $
1500
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	32.81%	Starting borrower rate/APR:	33.81% / 36.24%	Starting monthly payment:	$222.83

Auction yield range:	14.23% - 32.81%	Estimated loss impact:	16.21%
Lender servicing fee:	1.00%	Estimated return:	16.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2005	Debt/Income ratio:	25%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	boo5308	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,909.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
No late payments here
Purpose of loan:
This loan will be used to? pay off my existing prosper loan and my wells fargo credit card making it into one payment and one intrest charge to save some money

My financial situation:
I am a good candidate for this loan because? my husband and I are very stable in our jobs.I am second in charge as a assistant administrator for a low income senior community and have been there for three years and counting I enjoy helping the elderly at my job and don't plan on leaving soon.I have never had a late payment on any accounts I have or had and always pay every bill on time or even before its due.We don't go out very often leaving us more money to put into a savings account for are future.We are very happy the way things are for us currently and just want to save more money by setting up one payment instead of two.Thank you

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 65
??Car expenses: $135
??Utilities: $ 30
??Phone, cable, internet: $90
??Food, entertainment: $ 125
??Clothing, household expenses $100
??Credit cards and other loans: $ 240
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$191.24

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,973	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-rate-superstar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Equipment Loan
Purpose of loan:
This loan will be used to purchase fitness equipment for use by the personal training clients that my husband and I train. He is a fitness professional with more than 15 years in the industry and I am the strength and conditioning coach for a local all-female flat track roller derby team. We will both train the roller derby team and individual clients at several locations. I am also a licensed, practicing attorney. This business is a small side venture which we plan to grow into a full time enterprise. In the meantime, I continue practicing law to support our household bills. The loan proceeds will go towards purchase a few new pieces of fitness equipment.

My financial situation:
I am a good candidate for this loan because I have a steady income in addition to the personal training business and we already have a dedicated client base. Just after law school I declared bankruptcy so that I could get a fresh start to go with my new career. Since that time I have reestablished my credit and am always on time with my payments to all lenders.

Monthly net income: $ 4130

Monthly expenses: $ 2460
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1990	Debt/Income ratio:	21%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,364	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ttaylo59	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008) 620-640 (Jul-2008) 620-640 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
D how? 680-700 Cr 1st loan pd.
Purpose of loan:

I like to thank everyone who gave me a chance on my first loan with prosper. I hope that some of you will help me out once again. I would like to thank any new lenders who will give me a chance.

I've kept my promise I paid the first loan off in 6 mo. never late.

This loan will be used to?help my daughter?pay for her college tution. She is trying to go to nursing school. She can't get anymore loans on her own.

Please trust in me again I won't let you down. I'm not sure why prosper rated me?D with a credit score between 680-700.
I'm trying to get a interest rate of 15% or less. because of the hr rating it won't let me put that request in. So i'm asking on this listing to help me .
My financial situation:
I am a good candidate for this loan because I pay all my bills? and I have a good steady job.? I'm not a? risk I just want a good interest rate and also I rather pay you the interest instead of the banks.

Funds will come out my account automatically. ( I have direct deposit)

Monthly net income: $ 6100 between my husband and myself.

Monthly expenses: $?5000 ( I pay half )
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,250.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$266.20

Auction yield range:	3.23% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	14%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,416	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cactus70	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace my 1942 Cast Iron Boiler
Purpose of loan:
This loan will be used to?

Hi, we need to replace our furnace a 1942 cast iron boiler.? Keep in mind I am only using my credit score to create this listing.? My wife also works and makes almost the same exact salary as me (her credit score is even better than mine - 800's).? She is a 20 year project director at an insurance company in CT and I am a Software Engineer.

We are recently married and purchased our house 3 years ago.? Shortly after we purchased our home the real estate market took a nosedive and erased?a lot of our?equity.? We are in excellent financial shape and would rather not get a traditional loan or put anything on our credit cards.? We are big fans of the peer to peer market.? I have invested some money myself over the past couple of years (until Connecticut was locked out).

My financial situation:
I am a good candidate for this loan because?
My wife and I have excellent jobs with excellent salaries.? We have one child (he is in his 20's).?
Our combined salary is approx 180.
We are big fans of peer to peer lending and we are looking to avoid the conventional loan market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	19%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	51	Length of status:	1y 3m
Amount delinquent:	$13,777	Revolving credit balance:	$1,109	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting a patio and deck addition
Purpose of loan:
This loan will be used to put an deck and patio on the back of our house.
My financial situation:
I am a good candidate for this loan because i have a secure job and my debt to income ratio is good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$72.58

Auction yield range:	17.23% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	9%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	29y 11m
Amount delinquent:	$2,904	Revolving credit balance:	$3,533	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Angelswhispers	Borrower's state:	NewYork	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2006)
Principal balance:	$104.23	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Rebuilding my Website
I am a 50 year old banker who is trying to build her web based Soap and Candle Buisness. I have finally got the website up and running but I need additional funds to buy supplies to increase my line to gels, bathsalts and hand cremes.I started making handmade soap about 10 years ago as a hobby. I have sold many Soaps on ebay(about 9 years). I need your help again to kick start my dream. Someday I would line to open a small store front. But in the mean time I want to thank all the other bidders who made my first loan possible, I will have my last payment this August. Thank You Thank You. But..... I need everyones help again. Please help me achieve the American dream of being Self-employed and owning my own Business. Thanks again.....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 36.08%	Starting monthly payment:	$43.55

Auction yield range:	11.23% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	14%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,487	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	liberty-motivator	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Will pay back loan
Purpose of loan:? Pay off a payday loan (with a little left over0??and get out of that cycle.
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a home mrtgage in current standing.

Monthly net income: $ 3,000 + $500 for rental of basement

Monthly expenses: $ 1956
??Housing: $ 841
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $?115
??Phone, cable, internet: $ 80
??Food, entertainment: $400
??Clothing, household expenses $ 250
??Credit cards and other loans: $150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	14.23% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	57%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,148	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the_fresh_one	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$6,062.81	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Looking to Refinace my current Loan
Purpose of loan:
This loan will be used to reduce the current payments on my current prosper loan.? Due to current economic conditions I want to reduce the payments, by adding time, so that I have a bit more to put away per month.

My financial situation:
I am a good candidate for this loan because I pay all of my debts off, and I am committed to making a change in spending and buying habits.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $200 gas
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $700
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,764	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	noble-coin	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off my current credit card debt.

My financial situation:
I am a good candidate for this loan because I have never missed a loan payment, i pay my monthly bills on time, and i have stable employment.

Monthly net income: $ 2000

Monthly expenses: $?1600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$656.48

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	37%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$25,931	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	income-comforter	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
combining home improvement debt
Purpose of loan:
This loan will be used to combine debt acquired from home improvements?and some medical bills acquired during the birth of our child.? ?

My financial situation:
I am a good candidate for this loan because I have been employed by the same company for 16 years.? I was recently promoted within the company.? I always pay my bills on time and consider myself a hard working person of integrity.? I built my home six years ago. I was the general contractor on this?home and did most of the work myself to save money.? I have currently have approximately $50,000 in home equity.?My wife and I recently had a child and we also have a small amount of medical bills that insurance did not cover.? My wife's income would also help to pay off this loan? She makes approximtely 65,000 dollars per year.? Please take this consideration when bidding on my loan request.? I am sure we could pay off the entire loan within two years.? I would like to obtain a prosper loan to pay off my debts as quickly as possible.? I won't let you down.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	20%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	22y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,436	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thisbucksforu	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$1,706.61	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd time borrower 100% repayment
Purpose of loan:
This loan will be used to? Pay off 2 credit cards that have an intrest rate of 25%

My financial situation:
I am a good candidate for this loan because? I have held the same job for 23 years 8 months and I am a 2nd time borrower on prosper with a 100% repayment history so far. I also lend money on prosper. I have 2 rental properties that have a gross income of 700.00 per month. I have one house up for sale at this time but am having problems selling it due to the houising market. It will be rented October 1st for 550.00 per month if not sold by then. This loan will be payed on time just like the first one as it comes directly out of my checking account. Thanks for your time and consideration on this loan.

Monthly net income: $ 4800. job only rental income is 700.00 per month gross

Monthly expenses: $ 3000
??Housing: $ 600
??Insurance: $ 126
??Car expenses: $ 442
??Utilities: $
??Phone, cable, internet: $ 89
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 275
??Other expenses: $ 300 per month rental house payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	28%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,759	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	durability-walnut	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Life after divorce
Purpose of loan:
This loan will be used to consolidate debt; allowing me and my children to "pick up the pieces" and move on after divorce.

My financial situation:
I am a good candidate for this loan because I am employed full-time as a professional, I have a great work history and I always pay my bills on time.? Since becoming a single parent, I've learned to live frugally, doing away with cable, internet and other "luxuries."

Monthly net income: $ 3213

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 70
??Phone, cable, internet: $ 20
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.25%	Starting borrower rate/APR:	14.25% / 16.41%	Starting monthly payment:	$171.50

Auction yield range:	11.23% - 13.25%	Estimated loss impact:	10.29%
Lender servicing fee:	1.00%	Estimated return:	2.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2000	Debt/Income ratio:	14%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,995	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rp_lyutiy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$3,126.53	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
credit card payoff
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1995	Debt/Income ratio:	27%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,240	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-volcano1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Use of funds to grow energy company
Purpose of loan:
This loan will be used to? grow my energy company (Leed, energy star, NAHB green, home energy audits)

My financial situation:
I am a good candidate for this loan because?
I already have a home inspection company that is 4 years old and has grown every year since its inception.? So this is not a new company, funds will be used to grow the energy side of the company to meet the demand for green building verifications in my town.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$617.56

Auction yield range:	17.23% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2001	Debt/Income ratio:	37%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,065	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Tiger6543	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	11 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008) 740-760 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
3rd Prosper loan
3rd?prosper loan.?My first 2 loans paid back early.?

My credit score is similar as it was with my last loan. I still work at the same place doing the same job. I do make?a little more money than?last time and have cut a few expenses like my car loan out because I have paid it off. Like last time my score?has been affected due to?my moving things around to better afford this loan. I will start off with a high interest rate and trust you guys to bid it down.

I am still a?prosper lender. This means I will pay back this loan like my last two. I will try and shoot for early payment of this loan like my last two as well. Probably within a year and a half, latest 2 years.

Purpose of loan:

Here is where the business use comes in, with this money I plan on buying and fixing up a rental house. Now I own?one 2 unit property and this would be my second one. I started?an LLC to give me better tax breaks and better protection.? This protects you guys too since the loan will be in my name.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$836.10

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	40%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,994	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-oasis	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation Expenses
The purpose of this loan is to supplement my savings with another like amount to facilitate my home sale and relocation to where my spouse recently accepted a federal job promotion/transfer.It is estimated that the relocation would require approx. $50,000 of which I have saved half.The additional $25,000 is needed for closing costs, realtor fees and moving expenses. With current housing market values down, I am compelled to take a slight loss on the property in order to avoid the less favorable option of a short sale, etc.I wish to secure one loan here instead of maxing out all of my credit cards to raise the needed funds.My financial situation is very good as both income streams are very secure and come from the government in the form of my retirement pay and my spouse?s government job.My latest FICO score was 746 with no missed payments or delinquencies.I am amenable to automatic withdrawal of repayment from my bank.Furthermore, the government will reimburse a portion of my total moving costs once the house sale is finalized and relocation is completed which will expedite repayment efforts.I strive to get through these difficult times without adding any blemishes to my excellent credit history.Failure to obtain this loan is not the end of the world but merely keeps my family separated in two states until I can raise the additional monies needed to sell the house.Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$75.71

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	16%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,272	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shano26	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	720-740 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	1 ( 7% )	680-700 (Jun-2008)
Principal balance:	$592.17	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying for grad school
Purpose of loan:
This loan will be used to assist me in paying for my final two semesters at Johns Hopkins University for my graduate degree, a Master of Arts in Government/Policy from Johns Hopkins University.?

My financial situation:
I am a good candidate for this loan because once I finish graduate school, my salary is expected to double within a year and eventhough I've had a chargeoff on my credit report, my credit is otherwise good and I repay all my debts.? The chargeoff was from a relationship in which my ex-partner used the said credit card and refused to pay for his charges.

Monthly net income: $2,400

Monthly expenses: $
??Housing: $770
??Insurance: $ 150
??Car expenses: $?100?
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $100
??Credit cards and other loans: $?550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.49%	Starting borrower rate/APR:	26.49% / 28.82%	Starting monthly payment:	$527.18

Auction yield range:	11.23% - 25.49%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	22%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,568	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	worlds-best-community	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan: This loan will be used to? To consolidate my credit card bills.

My financial situation:
I am a good candidate for this loan because?
I pay all my bills on time. Just as my credit report says. Im a motivated an enthusastic person who is willing and able to pay you back.
If you have any questions call me. My prosper rating should have come out higher. Mistakes by experian.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.61

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2001	Debt/Income ratio:	15%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,272	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	guga0001	Borrower's state:	California	Borrower's group:	Bay Area Techies
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$13,999.00	< mo. late:	0 ( 0% )	640-660 (May-2007) 500-520 (Jul-2006)
Principal balance:	$3,258.39	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Paying Off Debit and Start Over.
Two years ago, you generously funded my second loan for a $9999.00 ? I?m very grateful and thank you for trusting in me again.? Those funds enabled me to resolve some financial issues. I paid back my first Prosper loan in last than a year and I'm more then half way done paying my second loan without never been late. Hopefully, both loans proved my credit worthiness to this group.?? In the past two years the economy got worst again and I found myself using my credit cards more than what I want. I would like to get another loan with a better rate so I can payoff the remaining balance on my first loan ($3246.97) and with the remaining amount I want to pay off all my credit cards to a ZERO balance. I am a very responsible person who had a rough couple years in the past. ?Here is some information about me. I?m a 38-year-old Telecommunications/Network Engineer for an ISP company in the Bay Area. I work for the same company now for 9 ? years and I have 12 years of IT experience. I was first hired in Boston and soon after that offered to move to the Bay Area, not long after that the Telecom world came down everywhere but I manage to survive through re-organizations, more layoffs and a sale. Through this journey I've made some mistakes with money and have learned a lot! I'm there regarding I don?t have anymore negative on my credit thanks to Prosper and you guys, but I do have some balances on credit cards that I would like to clear and make one monthly payment. I know I can do this but a little help would be awesome. Thanks for reading!????????????????????????????????

? My financial situation:?
? Monthly net income: $ 4800.00??

Monthly expenses: $??
Housing: $ 1000.00??
Insurance: $ 235.00??
Car expenses: $ 600.00??
Utilities: $ 180.00 (PG&E and Water)??
Phone, cable, internet: $ 280.00 (Comcast and Vonage)??
Food, entertainment: $ 500.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 550.00??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1988	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	32	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,271	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	113%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	VMImom	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (May-2008) 580-600 (Sep-2007)
Principal balance:	$3,668.33	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
PLEASE Help! Not "HR" CR up 60+ Pts
Purpose of loan: First, I want to THANK ALL who funded my last loan! You ALL were a life saver for me and my son allowing me to afford to send him for his last year at the Virginia MIlitary Institute! He graduated May 15, 2009 and he is commissioned in the U.S. Army Reserves. This is the third listing for this loan request. I am NOT "HR". I was rated "E" for my first Prosper loan and my credit score went up 60+ points. I DO NOT understand! I have lowered the amount to $5000 for a better shot as I have money saved to put towards this loan, but I was planning to use that to pay off 2 credit card since I DO NOT NEED THEM, but I will just pay them off later. This loan will be used to pay off?the LAST?small high interest loan with Bank of Delaware for $2800 and the remaining $2000 will be used to purchase appliances and household furnishings for my son and his fiance' for their FIRST NEW HOME! This loan will SAVE me about $225 per month paying off that high interest loan! This is a NO AUCTION listing! I am offering a good interest rate so lenders can receive a GREAT return on their investment while willing to?helping me and my son! THANKS for looking!!

My financial situation:
I am a good candidate for this loan because I have a previous loan with Prosper and NEVER had a late pay, NEVER missed a payment and NEVER had any insufficient funds in my bank account! I am VERY TRUSTWORTHY with my debts! I work VERY hard to regain?the EXCELLENT credit score I once had!?My husband was burned in a fire with 2nd and 3rd degree burns on 35% of his body which put him out of work for about 6 months! That's when his and my credit score went down. That is in the past and we are doing fine now, thank GOD! Our credit score conyinues to go up! YEEHAW!!! Thanks for looking!!!

Monthly net income: $ 3386 (myself)? $2800 (husband)

Monthly expenses: $ 1480
??Housing: $ 350
??Insurance: $?80
??Car expenses: $?125
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 425
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 12.03%	Starting monthly payment:	$31.57

Auction yield range:	3.23% - 7.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1994	Debt/Income ratio:	1%
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$128	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sharp-credit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
This Lender is Borrowing
Purpose of loan:
I want to see the Prosper Business Model from both sides of the equation.
I am a 100% safe, secure, and desirable borrower. I'd need to see how I am presented in Prosper to gain a broader understanding of both current lenders and borrowers.

My financial situation:
I am a good candidate for this loan because I
am doing this for personal research. My loan costs
seems like a small price to pay to gain a lot of insight and knowledge about this community.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$53,238	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lovely-trade	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Pay Credit Cards
Purpose of loan:
This loan will be used to pay down higher interest credit cards.

My financial situation:
I am a good candidate for this loan because I pay all my bills and have never missed a payment and don't intend to.

Monthly net income: $ ~ 14000/month

Monthly expenses: $
??Housing: $ 1780.00
??Insurance: $?300.00
??Car expenses: $?520.00
??Utilities: $ 200.00
??Phone, cable, internet: $?400.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $?6000.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1989	Debt/Income ratio:	25%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,161	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	6
Screen name:	peace-thunder	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Help
Purpose of loan:
This loan will be used to? pay off credit cards.?

My financial situation:
I am a good candidate for this loan because? I have a steady job and have turned my credit around

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 597.00
??Insurance: $
??Car expenses: $ 307.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	58%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,931	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	quiteman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 71% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	8 ( 29% )	620-640 (Feb-2007)
Principal balance:	$2,692.50	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Refinance - No Late Payments!!!
Purpose of loan:
This loan will be used to refinance my existing prosper loan and completely pay off one line of credit so that I may have one lower monthly payment.? All payments are current on the existing loan with no late payments. I would like to refinance so that the additional monthly funds may be used for a small used car for my wife, without having to take out an additional loans.?

My financial situation:
I am a good candidate for this loan because, I have history of paying my debts in full and on time as you will notice in my credit history even with the new prosper rating system. I do have good credit and my scores have increased by 20 points since my lasts loan.

My debt to income ratio is approximately 57% with several hundred dollars available each month for emergencies.? I would like to be debt free within three years to five years. I work 2 jobs and my wife works full time as well and we are both in pretty good job industries. We have an average combine income of about 63,000 per year right now.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	47%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,752	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	internetsoldier	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	540-560 (Mar-2008) 540-560 (Feb-2008) 540-560 (Jan-2008) 640-660 (May-2007)
Principal balance:	$837.07	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off 2 credit cards

My financial situation:
I am a good candidate for this loan because you have my word that I will pay back the loan like my present PROSPER loan on time every time and besides if I?needed to pay back the loan I?have enough saved in my savings to pay it back just looking?to?find?other alternatives.?

Monthly net income: $ 5800.00

Monthly expenses: $ 4800.00

Thank You...........
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	38%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$907	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	HogsHBInvesting	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling an SUV
Purpose of loan:
This loan will be used to?
Pay off the remainder amount so carmax can puchase te suv.
My financial situation:
I am a good candidate for this loan because?
I work very hard to take care of my family, this loan would save 300.00 a month in unnessisary car expenses even 150.00 for car insurance.
Monthly net income: $ 2800.00
Monthly expenses: $
??Housing: $ 950.00
??Insurance: $ 300.00
??Car expenses: $ 1000.00
??Utilities: $ 345.00
??Phone, cable, internet: $ included in utilities
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 0 -100
??Credit cards and other loans: $ 15.00
??Other expenses: $ any other money goes to paying down debits.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$507.75

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	7y 0m
Amount delinquent:	$202	Revolving credit balance:	$9,599	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	daberdeen18	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-700 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	760-780 (Oct-2008) 700-720 (Jun-2007) 700-720 (May-2007)
Principal balance:	$4,117.65	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying off my 25 % intrest rate CC
Hello investors, I am IT specialist and a Realtor in MD//VA with Keller Williams, which provides me with extra income in addition to my annual salary, but as many of you are aware of? the housing market has been pretty slow for some Realtors (me included). I am here hoping a few of you would fund me so that I can consolidate the $9600 on my high interest rate credit cards (currently 25.99%) and the current loan that I have with prosper ($4000).?? Thank you for your time and consideration of my loan request.????????

Monthly net income: $
My net income is 3,600+
Monthly expenses: $
??Housing: $ 1,300
??Insurance: $ 70.00
??Car expenses: $?0
??Utilities: $ 130.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$609.79

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	30%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,509	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	2teachers	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding our Chinese adoption
Purpose of loan:
This loan will be used to pay for airfare to China and adoption related expenses in China.

My financial situation:
I am a good candidate for this loan because my wife and I have stable employment as teachers, and I work two other jobs on the side.? I work as an adjunct instructor at a junior college ($42 per hour) and I deliver pizza ($10 - $20 per hour).? I have not listed these in my stated earnings because they are rather variable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	21%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,217	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	payout-quest5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Emergency
I'm in need of this fund for a family emergency.? This will be my last resource.? Please help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$249.58

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1980	Debt/Income ratio:	27%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	25 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,080	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rnbusy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	660-680 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008) 620-640 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$2,928.80	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Working Toward Business Goal
Purpose of loan:
This loan will be used to??Complete business advanced degree and begin to develop a new business while continuing to work full-time.?

My financial situation:
I am a good candidate for this loan because? I am an extremely dependable, reliable person. I have 30 years of experience in nursing, have been in management for 20 years, and have only worked at 3 facilities. I am loyal and set high expectations for myself. I have never defaulted on anything in my life.?I have high perseverance and see all things to completion.?You will be lending to someone who would be greatly appreciative, and would be guaranteed on time payment. I have even completed a Prosper Loan early! I will be using the funds to start a consulting business. You will not go wrong investing in me!! Please help me reach my goal!!!

Monthly net income: $ 5700.00

Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 150.00
??Car expenses: $ none
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $?600.00
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1982	Debt/Income ratio:	42%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	23y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,254	Occupation:	Clergy
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	56	Homeownership:	No
Inquiries last 6m:	2
Screen name:	DoctorEr1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 640-660 (Apr-2009) 640-660 (Apr-2008) 580-600 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Office UpGrade
Purpose of loan:
(explain what you will be using this loan for)
I need to purchase new computer equipment and office furniture.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I had a loan with Prosper before and loan was paid in Full ahead of schedule.
Monthly net income: $
$3500
Monthly expenses: $
??Housing: $ 0??? I am?catholic priest do?not pay for any housing expneses....
??Insurance: $?0
??Car expenses: $ $6.000
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?400 Monthly
??Clothing, household expenses $ 0
??Credit cards and other loans: $?350.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,248	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	authentic-coin	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used for my wedding in hawaii.

My financial situation:
I am a good candidate for this loan because i pay all of my bills in a timely manner.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 391
??Utilities: $ 0
??Phone, cable, internet: $?80
??Food, entertainment: $?400
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	26%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,118	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mwd2411	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	560-580 (Jul-2008)
Principal balance:	$2,046.69	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Refinancing Current & Vehicle
Purpose of loan:
This loan will be used to pay off my original loan and purchase a new vehicle. My engine blew on my previous vehicle and it is time for me to purchase a new one!

My financial situation:
I am a good candidate for this loan because I have shown to be a reliable borrower by making on time payments and sometimes making extra payments. I am an accountant and watch my finances extremely closely and account for every dollar I spend and keep a tight budget. I am very reliable.

Monthly net income: $2,500

Monthly expenses: $
??Housing: $300
??Insurance: $50
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $50
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1994	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	0y 5m
Amount delinquent:	$351	Revolving credit balance:	$4,148	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exact-moola	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding rings
Purpose of loan:
This loan will be used to?
purchase wedding rings
My financial situation:
I am a good candidate for this loan because?
I?am serious about re-establishing my credit to where it was prior to divorcing my first husband.
Monthly net income: $
4351.92
Monthly expenses: $
??Housing: $ 506.93
??Insurance: $ 125.00
??Car expenses: $ 371.00
??Utilities: $ 200.00
??Phone, cable, internet: $?125.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$767	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proton9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay for School expenses
Purpose of loan:
This loan will be used to pay some school expenses. This is my first semester paying for school myself, I have to add an online class plus I need to buy a laptop. So that is where the funds are headed.

My financial situation:
I am a good candidate for this loan because I am very responsible, I have good credit, I pay all my bills?on time, and have?some money saved.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 60
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 130
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,497.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.96%	Starting borrower rate/APR:	23.96% / 26.25%	Starting monthly payment:	$176.34

Auction yield range:	8.23% - 22.96%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,628	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-seeker4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit Cards
Purpose of loan:
This loan will be used to?To Pay off high interest rate?credit cards first.
My financial situation:
I am a good candidate for this loan because?I never missed a payment or was late that?I can remember.??

Monthly net income: $ 41,500.00

Monthly expenses: $
??Housing: $ 1031.00
??Insurance: $100.00
??Car expenses: $ 331.00
??Utilities: $ 120.0
??Phone, cable, internet: $ 102.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,450.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$316.26

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1990	Debt/Income ratio:	23%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,513	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	5
Screen name:	checkpix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,850.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$1,831.30	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Need to Pay Off High Interest Loans
Purpose of loan:
There is only one purpose to this loan, to pay off my higher interest loans. Much of what I seem to pay each month goes to servicing interest.

My financial situation:?
I own Checkmate Pictures?in business for more than 10 years. Website is www.CheckmatePictures.com I've weathered the worst of the recession. Business is picking up along with my income and credit score.I have paid off my car and edit system. I have showed I'm a great risk by paying my previous Prosper Loan faithfully every month since March of 2008. I simply want to pay down my debt as soon as I can, which will improve my FICO score.

Monthly net income: $4500

Monthly expenses: $2875
?Housing: $ 1200
??Insurance: $ 300
??Car expenses: $200
??Utilities: $?75
??Phone, cable, internet: $?100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1983	Debt/Income ratio:	23%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,335	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dogbird	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loans
Purpose of loan:
This loan will be used to consolidate my debts into one basic monthly payment that is manageable and so I can continue to provide financial support to my domestic partner and friend who resides out of the area.?

My financial situation:
I am a good candidate for this loan because I'm responsible and was recently recruited to rejoin the staff of this company in the role of a Director of a highly visible department.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.21%	Starting monthly payment:	$226.18

Auction yield range:	6.23% - 34.00%	Estimated loss impact:	5.63%
Lender servicing fee:	1.00%	Estimated return:	28.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1989	Debt/Income ratio:	31%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$231	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ustfu	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2008) 720-740 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
3rd Loan - Helping Parents
This will be my 3rd loan on Prosper and the funds will be used to help my parents with their down payment on a condominium. I have the money, but I feel it is less advantageous to take out $5000 from the bank. Although I do not have a high income, I will be able to make timely payments. My current employment is stable and my monthly expenses are low as you can see from my bankcard utilization. I am also a lender on Prosper and will use the principal and interest to cover this loan. Again, this is a 100% guarantee safe loan.Thank you for looking at my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.78%	Starting borrower rate/APR:	14.78% / 16.95%	Starting monthly payment:	$172.79

Auction yield range:	11.23% - 13.78%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2001	Debt/Income ratio:	46%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,015	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rusty32_00	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$1,672.59	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to?
Hello!? I am trying to pay off a credit card that has a balance of $2300, and a care credit visa card?for braces of $3900?with a very high interest rate.? With this loan, I would be able to save on the interest owed.

My financial situation:
I am a good candidate for this loan because?
I have a steady job, have payed my bills on time and haven't missed a payment on a credit card since 2000.? I have job stability in a high demand career, and most importantly I understand that this whole system is based on trust, and would never want to lose that trust.? If I ever want or need to borrow again from this website, I understand my payment history would be a deciding factor.

Monthly net income: $ 2,000

Monthly expenses: $ 1000
??Housing: $ 500
??Insurance: $
??Car expenses: $?
??Utilities: $ included
??Phone, cable, internet: $ included
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.92%	Starting monthly payment:	$46.09

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-2000	Debt/Income ratio:	35%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,213	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	positivebuddha	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$3,169.76	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
"Gazelle intensity!"
Purpose of loan:
This loan will be used to pay off a credit card.? I received a letter in the mail today notifying me that my interest rate on this credit card would be increasing by 5%. I've always been current with my credit card payments and feel my good behavior isn't being rewarded fairly. I'm at the point now where I'd rather give my money to individual investors rather than large corporations.

My financial situation:
I am a good candidate for this loan because I have a good credit score, a steady job, and already make current payments to my credit company. I would simply be taking my payments I already make and apply them to a Prosper loan at a lower rate. Thanks for the consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,504	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	desperatesinglemother	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt free vision...
Purpose of loan:This loan is to be used to pay down my credit card debt with one convenient payment a month.

My financial situation:I am a good candidate for this loan because I have a secure job with the opportunity for advancement.? I had a solid credit record until 2 years ago when life threw many punches my way.? I have recovered well, but wish to see the end of the rainbow.? Please pay close attention to my past record as well as the last year.? With your assistance, I can envision being debt free in 36 months!

Monthly net income: $ 2800

Monthly expenses: $?1915??
Housing: $ 300??Insurance: $ 125??Car expenses: $ 425??Utilities: $ 50??Phone, cable, internet: $ 71??Food, entertainment: $ 250??Clothing, household expenses $ 200??Credit cards and other loans: $?400??Other expenses: $ 94Housing: $ 300??Insurance: $ 125??Car expenses: $ 425??Utilities: $ 50??Phone, cable, internet: $ 71??Food, entertainment: $ 250??Clothing, household expenses $ 200??Credit cards and other loans: $?400??Other expenses: $ 94Housing: $ 300??Insurance: $ 125??Car expenses: $ 425??Utilities: $ 50??Phone, cable, internet: $ 71??Food, entertainment: $ 250??Clothing, household expenses $ 200??Credit cards and other loans: $?400??Other expenses: $ 94
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	14.23% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,047	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-engaging-diversification	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan for Newlywed
Purpose of loan:
Fund a portion of a new small business venture.? I have the majority of the initial capital.
I have prepared a full business plan, including a cash flow analysis and demographic data.
The business idea is similar to a business that has taken off (www.SmashShack.com) and will do well in the college town that I currently live in.

My financial situation:
I am a good candidate for this loan because I have good credit and am very business minded.? This loan will be the only loan for the business so it will be the only debt and the first to be paid in full and promptly.

Monthly net income: $ 2,500

Monthly expenses: $ 1,275.00
??Housing: $ 400
??Insurance: $ 75
??Car expenses: $ 300
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$181.34

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,033	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Utopia_Investments	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A loan for home improvement and goa
Purpose of loan:
This loan will be used fro many things, first $2000 will go to a 4 year overdo vacation. I have been working every day for four years without any time off. But its time to relax for at least a week....time is money :). Second, $700 will go to fixing my roof. Had some wind damage the other day. Thirdly, $600 will go to paying off Aaron's home furnishing. Fourthly, $500 will go to paying for a few little repairs on my car. The rest, $1200 will go into a savings account for emergency use only.?
My financial situation:
I am a good candidate for this loan because I am a hard worker and very reliable and good with money. I don?t waste money on foolish things that I don?t need. My bills and monthly budget is always my top priority. I am only 25 and have built a credit score (700+) that if you know where I was raised you would not believe that I would have been able to do it. Ha-Ha I think I hear the world?s smallest violin playing Ha-ha. But because of my past I feel very paranoid when it comes to my credit. I am very proud of my credit. I have always paid my bills and have never had one late payment as seen in my credit info. My wife and I both work hard and we bring in $4000 a month. Plus we have a tenant that pays $500 month.? Why then do I need a loan? Well I have the money but it is put away in investments, I don?t want to spend it. I want to keep that money safe and with this loan it will provide another line of credit to further build my credit which is very important to me. Also I believe in Prosper, it will change the way we bank forever. I appreciate your time and consideration. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$266.35

Auction yield range:	17.23% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	77%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,132	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	STOCKBROKER1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? I will be using the money to pay off my credit card balances.? I own 8600.? I have 2600 this will be a big help because the internet rate is 26.99%
My money payment on the card is around $165 to $220 a month.

My financial situation:
I am a good candidate for this loan because? I make my payments on time and early.? I will pay this money back fast.? If you need to know more e-mail me.

Monthly net income: $ 5000

Monthly expenses: $?2900
??Housing: $ 1101
??Insurance: $ 200
??Car expenses: $ 478
??Utilities: $?250
??Phone, cable, internet: $15 0
??Food, entertainment: $ 100
??Clothing, household expenses $65
??Credit cards and other loans: $ 250
??Other expenses: $ 220
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	8.23% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1979	Debt/Income ratio:	40%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$46,374	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thurdie	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,437.21	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
consolidate some of my debt.?
Financial situation:
I am a good candidate for this loan because?
I have a steady job in the medical field..and have been on my job for almost 14 years.?I have been working toward getting out of debt..and with this loan..it would payoff high interest debt..and also increase?my cash flow..so I could put that toward other bills..to accomplish my goal of getting out of debt.?

Monthly net income: $ 1300-$1500

Monthly expenses: $
??Housing: $?0
??Insurance: $ 0-paid by employer
??Car expenses: $ 75.00
??Utilities: $ 0
??Phone, cable, internet:?$50
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$217.07

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1988	Debt/Income ratio:	21%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,932	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	EsseQuamVideri	Borrower's state:	NewYork	Borrower's group:	New Day Rising Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2007)
Principal balance:	$1,716.84	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Debt Consolidation
Reasons to borrow:

The average APR on my consumer debt is not that competitive of a rate (~13.00%) and my collective debt has accumulated. I have not been aggressively paying down my credit card balances, so now I need to take decisive action to consolidate and pay it down.

With the loan I will pay down the balance on my highest CC and with money saved from avoiding the bulk of the high APR, I'll be able to more efficiently pay down the balances month by month. It's a first step. Austerity over time will pay off the rest. I have a Master's degree from a prestigious international university of economics (LSE), so theoretically I should know better.

I used Prosper in 2007 for a loan, met all payments on time (automatic debits from bank account), and recommend the community for both lenders and borrowers. I have a stable, full-time job of two years, and I'm due for a review shortly there as well as a raise from my current salary.

Breakdown of monthly expenses:
Rent: $1,150
Phone: $80
Utilities: $180
Food, entertainment: $650
Subway: $80
CC1:? $2,600.27 @ 13.90
CC3: $16,100.19 @ 14.99%
CC3: $4,600.29 @ 6.240%
................................................
Monthly expenses: $2,600
Monthly Income: $4,500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.92%	Starting monthly payment:	$37.73

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,129	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrifty-commerce	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The last credit card is the hardest
Purpose of loan:
This loan will be used to shave eight months off my last credit card schedule and save me about $200 in interest, plus I'd rather be paying actual people some interest for their faith in me instead of paying so much in lender fees.

My financial situation:
I am a good candidate for this loan because I can't afford to make much more than the minimum payment every month, and five years on from college where I incurred this debt, I'm ready to be out from under this high-interest card.

Monthly net income: $ 1800

Monthly expenses: $ 1620
??Housing: $ 480
??Insurance: $ 80
??Car expenses: $ 350
??Utilities: $ 90
??Phone, cable, internet: $ 70
??Food, entertainment: $ 160
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 150
??Other expenses: $ 180

The rest of my income generally goes to pay extra on student loans or buy things my mom needs (she's disabled). If I'm able to get this loan, I'll pay it off fairly aggressively, and I'll be thankful for whatever rate I get here, because just about anything is better than 29.99% (plus late fees, etc. etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	46%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,431.94	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Credit Score is UP Never Late
Purpose of loan: Refinance Prosper Loan Payment always on time
.My financial situation:
I am a good candidate for this loan because?Drawing military retirement and drawing social security?I have?position my self to? cover all my expences with my residual income. and create some investment?income This ?loan will lower my housing expense and give me extra investment income? Military?$1348?? mo and Social Security is $1079 mo Plus have flea market booth that generates over $300 a month
Monthly net income: $ 2717
Monthly expenses: $ 2300
??Housing: $?400
??Insurance:?$200?
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?400?Clothing, household expenses $ 100
??Credit cards and?Prosper loan: $ 650

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$592.85

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1988	Debt/Income ratio:	48%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$37,602	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	safe-integrity3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off high interest rate credit card at Chase.?? Due to the economy, they raised my interest rate to 19%.? We have the debt due to a bad business decision in 2002 with a dishonest realtor.? We have been diligently trying to pay it off since then.?? I am looking for some assistance to get out from under higher interest rates charged by banks.

My financial situation:
I am a good candidate for this loan because?I have been employed by the same company for over 14 years.? I have a good salary, in addition to my wife's.
I am a safe candidate for a loan because we are adamant about?paying off the full loans as quickly as possible.? We pay all our bills on time and preferably by ACH.? We are honest, hard working individuals looking for a break to allow us to finally be free from the burden of debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$58,926	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	xrefrus	Borrower's state:	Florida	Borrower's group:	Maverick - Let's turn borrowers into lenders!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$5,562.36	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Get me out of a Payday Loan loop!
Purpose of loan:? Hello All, the purpose of this loan is to get out of a payday loan bind\loop. I became about $1500 behind due to an unexpected auto break down and medical expense, my girlfriend was bit in the face by a dog (she does not have insurance, we are not married yet). I am not typically the payday loan type but I was in a bind and it was my only option at the time. The problem now is that I'm about $1500 behind and having difficult time getting ahead of my bills so I'm having to pay off the payday loan/fee then take another one out. If I don't get the loan filled I will eventually get caught but it may take me a while and cost me much more that taking out a loan prosper. My cerdit is not so great because I paid my mortage late last month and I have credit cards near there limits (working on paying those off). My financial situation:
As you can see above I may not always make best choices but I do always oneway or another pay my debts. I've have been a home owner since 1999 and working for the same company for over 10years if you include 2 years contracting in the late 90's. I have a current prosper loan for $7500 that I have been paying on for a year without any late incidents. ( this loan was to consolidate some (not all) of my credit cards and is included in my monthly payments listed below.)$1750 Will allow me to pay off the payday loan and start to pay down my credit cards again. Monthly net income: $ 4080.00 After taxes and 401k contributionMonthly expenses: $
Total - $3313.00 - That is a difference of $767.00 but not enough to get me out of my payday loan without having to get another one. Payday loans are due in full plus the fee evey pay period wich is 2weeks for me.

Housing: $? $1085 mortgage, $200 HELOC
? Insurance: $ Auto and Home combined $248
? Car expenses: $ 200
? Utilities: $ 290
? Phone, cable, internet: $ 130
? Food, entertainment: $ 200
? Clothing, household expenses $ 100 (girlfriend pays for food etc..)
? Credit cards and other loans: $ 760 min payment ( I have a lot of credit card debt I'm paying off)
? Other expenses: $ misc $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$135.49

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1990	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$32,573	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	income-refresher	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
being a disability advocate
Purpose of loan:
This loan will be used to? learn how to be a disability advocate for those who are trying to get Social Security Disability benefits. This will pay for the course, one on one mentoring for a year and basic supplies to get me up and running in my own business. I have experience as a hospice advocate and have specific medical knowledge that will make this a successful venture. This business can be started with a minimum of expense if you are willing to do the leg work, which I am. Paying in full upfront saves money and has other advantages. Check out non attorney rep at the SSA website for more info.

My financial situation:
I am a good candidate for this loan because? I will pay you back! The company I worked for previously closed their doors last fall and I did not work again full time until April of this year. Since training in April and May of this year my income has steadily gone up and am on target to make in the 45-50K range the first year. I don't have a W2 that accurately reflects my income at this time, but I can provide a pay stub if you need one. Being out of work for a while I used savings and other resources to get by and my credit score dropped from 720 to 697 (Equifax) and paying down debt is high on my priority list. This new work, which can be done very much part-time will be used to help pay it down. I split most of the home expenses and in some cases they are paid by someone else. This is a great opportunity for me. Thank you for your help and consideration!

Monthly net income: $ 2,700

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 65
??Car expenses: $ 0
??Utilities: $ 160
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 615
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$175	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	useful-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Creating Portable Math Tutor Kits
Purpose of loan:
This loan will be used to?
Create repeatable systems.? I have developed a highly effective and fun system for supplemental math instruction and my dream is to hire teachers and train them to get the results I've been able to get.? This loan will enable me to take the focus off my own income long enough to create portable tutor kits and the training system and to get other systems in place (bookkeeping, scheduling, reporting student progress,...) so that my business can grow unfettered by my current small-time, do-it-yourself set-up!?
My financial situation:
I am a good candidate for this loan because?
I have already been able, with no start-up money whatsoever, to create a business that is capable of bringing in up to $45,000 per year.? I haven't realized that yet, because I keep taking unpaid time off to work on my "systems" and "kits".? The faster I can wrap that project up, the faster I can get an elite tutoring team together.? If I have 4 tutors tutoring 15 hours a week each for 46 weeks per year, and I'm averaging $30 on each of those hours, that's $82,800 annual, not counting however many hours I myself will be teaching.? I am confident that I can achieve this goal in a matter of months once my kits and training system are complete. I always have a waiting list and I haven't even begun to tap the potential market in this town.? Our referrals are outstanding- we're already much sought after, and that's with people having to drive their kids to me.? With my Travel Tutors, we will be able to expand quickly by serving a wider geographic area and a wider demographic (people who can't get their kids to me). My kits and training system can be completed in as little as 6 weeks if I can devote full time to them.? They are already very close to completion. AND, I'm super-responsible about deadlines and payments.
Monthly net income: $3500 (currently; will grow fast and soon and a bunch with a loan :))

Monthly expenses: $
??Housing: $ 675
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 25
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $ 200 business expenses (mostly supplies)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,929.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$72.78

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1994	Debt/Income ratio:	109%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	30 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$43,579	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-gold-contributor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High % Credit Card
Purpose of loan:
This loan will be used to?
I want to pay off a high interest credit card from Bank Of America.

My financial situation:
I am a good candidate for this loan because? I have been with the same company for 8 years providing recreational opportunities for our US service members.
I have a steady income.? My expenses are $647 per month.? I hoping to get a loan of $1929 at 15% interest for 2 years.? Payment?would be about $94 dollars a month, which I am well capable of repaying based on my income and expenses.

Monthly net income: $ 1858

Monthly expenses: $
??Housing: $ 0 I am very fortunate that my mother owns the house I live in.
??Insurance: $ 42
??Car expenses: $ 75
??Utilities: $ 80
??Phone, cable, internet: $ 105
??Food, entertainment: $ 160
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 105
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	15%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	46	Length of status:	9y 2m
Amount delinquent:	$11,359	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ZANTHONYS_MOM	Borrower's state:	Missouri	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF FINAL CREDIT CARD
Purpose of loan:
My financial situation:
1.? I would use a new Prosper loan to pay off my last credit card (29% interest),?obtain a lower monthly payment, and save money.? I would have?it taken directly out of my account on said date each month.??
2.? It would help me to rebuild my credit to a higher score.?
3.? I would prefer?providing a nice rate of return to Prosper investors?than to credit card/loan companies and subsequently establish myself as a quality Prosper?borrower.??I am worthy of the loan because even though I had some trouble over the last couple of years with?medical expenses, etc.,?I?never considered bankruptcy, and never gave up.? I have become very frugal with household expenses, reduced my child care costs, etc. to save money each month.? I believe that I have worked for too many years to establish a solid credit history to turn back now.? I am committed to fulfulling all of my financial obligations and getting my credit rating back to what it ws before my troubles started.? I?recently received a promotion which generated a significant salary increase and I believe that I am on my way.??
4.??I would like to be a quality borrower and when I am able, I?would like to become a lender and take advantage of these fantastic rates of return myself.

Monthly net income: $ 4283.00

Monthly expenses: $?
?Housing: $?1190.74????Insurance: $??140.00?Utilities:???
?Phone, cable, internet: $ 0.00 included in above utilities
?Food, entertainment: $?250.00
?Clothing, household expenses $?250.00?
?Other expenses: $ 417.00?car??
I would like to pay off my last credit card $4321 with a Prosper loan.? The current payment is $272.? I have a portion of it?now.? I would like to borrow the difference to pay off this month instead of over the next several months.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	24%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,952	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	momsbank18	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$3,507.25	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Funds for Wedding
Purpose of loan:
This loan will be used to pay off some high interest credit cards and help pay for my daughters' wedding.? It seems like only yesterday my kids were just babies; they probably barely remember building a snowman on vacation.??I am a?single mom I have taken that job seriously; from the time my baby was 5 years old I have lived with the weight of the world on my shoulders trying to prepare them for adulthood.? I have always provided for my children and hoped that one day I they would go out into the world on their own with the confidence to succeed.? My last daughter at home is getting married soon.? My job as a mom will never end, but my role is now changing. I would love to have an abundance of cash so I could help her pay for the wedding that she deserves.? What?I would like to do is?to be able to pay off my last few high interest credit cards and also be able to help her pay for her wedding.

My financial situation:
I am a good candidate for this loan because I am in a financially secure job with the possibility of advancement.? As a single mom I have provided for my children alone for the past 18 years.? During?that time, I not only worked full time but also attended college and completed my bachelors? degree in 2006.? I am now focused on my career and my finances.? Over the past 6 years I have almost tripled my income.? My goal is to be debt free in the next 3 years.

Monthly net income: $ 2850

Monthly expenses: $ 2559
??Housing: $ 1250
??Insurance: $ 120
??Car expenses: $314
??Utilities: $ 75
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.18%	Starting borrower rate/APR:	30.18% / 32.56%	Starting monthly payment:	$165.95

Auction yield range:	11.23% - 29.18%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	44%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$43,567	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bright-camaraderi	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt/Improve inv. prop.
Purpose of loan:
This loan will be used to? consolidate some debt and make improvements to one of our investment properties so we can pull out funds from that property and pay off this loan and additional debts.

My financial situation:
I am a good candidate for this loan because? my wife and I are hard working, dependable and absolutely pay our debts on time?and believe in this program we want to pay off this loan in a quick manner so investors can free up their funds and yet get a good return on their investment as we also believe in doing, this is a?
great program so beneficial to so many and we want to be a part of it. We appreciate any and all bids and
?your help in our venture!

Monthly net income: $ 9800.00 +

Monthly expenses: $ 4900.00
??Housing: $ 1100.00
??Insurance: $ 120.00
??Car expenses: $ 380.00
??Utilities: $ 375.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$334.44

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1987	Debt/Income ratio:	6%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$126,802	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	superchicken	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	820-840 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	880-900 (Apr-2007) 860-880 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
ATM Business
Purpose of loan:

Operating cash for my ATM business.

Expanding my business.

My financial situation:
I take home about $4400 a month. I drive a company car. (full time job)
I make about $1400 (average) a month?on my ATM business. (before taxes)?

My monthly budget:
Mortgage/rent: $ 2200
Insurance: $ 200
Car expenses: $ 0
Utilities: $ 100
Phone, cable, internet: $100
Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loan payments: $ 0
Other expenses: $ 0
---------------------------------------
Total monthly expenses: $ 2900

My credit should say it all. Plan to pay it off in one or two years, but may go for the full three if something else comes up. I've had one loan before and paid it off early.

Thanks for checking my listing out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 7	Employment status:	Self-employed
Now delinquent:	7	Total credit lines:	34	Length of status:	0y 4m
Amount delinquent:	$4,020	Revolving credit balance:	$711	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	interest-yoga	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for my Business
Purpose of loan:
This loan will be used to expand my burgeoning marketing consulting services business.? I will be able to hire a junior marketing coordinator who can handle the less strategic tasks for my clients so that I can focus on closing more deals.? As well, part of the proceeds will be used to purchase computer equipment.

My financial situation:
I am a good candidate for this loan because I have 20+ years in marketing and have worked for many well known companies and products.? My services are in great demand and my only limiter is that there is only one of me to do all the work.? Much of the work doesn't require someone of my caliber or experience, once the plan has been determined.? I make a good income and do not have alot of debt.? My payment for this loan will come first in my monthly obligations.? I am married and my husband's income covers our housing and monthly expenses.

Monthly net income: $ 10080 - this is my monthly net income...not our total HH net income

Monthly expenses: $
??Housing: $ 0 - my husband's income covers this but our mortgage payment is $3400
??Insurance: $?600
??Car expenses: $?1020 payments on two cars
??Utilities: $ 400
??Phone, cable, internet: $ 500 -includes our cell bill
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 3500 for childcare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	11%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$27,942	Revolving credit balance:	$4,163	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	6
Screen name:	Kayceesdad	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need 3000.00 to pay emergency expe
Purpose of loan:
This loan will be used to? Pay some unexpected medical bills.

My financial situation:
I am a good candidate for this loan because? I have a great job and was just promoted to Dist Manager so it is secure and I have been there two and a half years, I have been married for 17 years and lived in the same home for 5 years. Had some bad luck with a previous employer and lost all my retirment and saving truying to recover but I am back on my feet and need to pay this bill in full to keep it off my credit I am trying to improve,

Monthly net income: $6500

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $ 690
??Utilities: $ 550
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ na
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$69	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	contract-monster	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	>1000%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$60,834	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-proud-gain	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making Over Kitchen to Sell Home!
Purpose of loan:
This loan will be used to?
Make over our kitchen to make home more desirable to prospective buyers!

My financial situation:
I am a good candidate for this loan because?

1) I always pay my debts.

2) I have steady employment? - I've been with same company for almost 10 years and am a valued memeber of my team, achieving exemplary job ratings year-in, year-out.

3) If?granted this loan, I will pay it off early - within a year. This is good news for any prospective lender.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1297????
??Insurance: $ 100
??Car expenses: $?0 (I have a company car)
??Utilities: $ 300
??Phone, cable, internet: $ 0 (paid for by?my company)
??Food, entertainment: $ 500
??Clothing, household expenses $?150
??Credit cards and other loans: $?2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	33%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,437	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	laz053	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 600-620 (Jan-2008) 580-600 (Sep-2007)
Principal balance:	$2,941.61	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off Debt!

Purpose of loan:
This loan will allow me to pay down my high interest credit card debt and student loans I acquired while in school.? I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going. This is my second loan request?with prosper.? With the first loan of $5000, I was able to pay off?one student loan.?? Paying down some of these remaining credit cards will be a huge relief.? I work for a very successful group of doctors with great job security. I always pay on time and? currently have no delinquencies.?Please bid with confidence!!!?? Thanks !

Monthly net income$ 3200
?Housing: $ 300- I pay rent to my sister
??Insurance: $ 103
??Car expenses: $ 412
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $?674

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,382.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.99%	Starting borrower rate/APR:	34.99% / 37.44%	Starting monthly payment:	$198.20

Auction yield range:	17.23% - 33.99%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	24%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,586	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	simmy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	37 ( 97% )	680-700 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	1 ( 3% )	640-660 (Dec-2007) 620-640 (Mar-2007) 640-660 (Apr-2006)
Principal balance:	$705.75	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
Making my home better!

I am a lender and a borrower here on Prosper.? I have been here almost since the beginning. I know what it means to pay back a loan.? Trust me in that I know what a deadbeat borrower is.? This loan will be paid back with in 1 year and a half.

This is my?fouth loan through Prosper

My credit score is 680 with no deliquencies

My disposable income is 225.00 per week

I have been a Machinist for 16 years

I have some credit inquires lately as I puchased my first home.

Visit My Ebay

http://myworld.ebay.com/simcoproperties

My first two loans with Prosper where to pay off debt. My Third loan is almost payed off, and this loan is for a new roof and carpet.

If you have any questions feel free to ask

*********************************************************************************************************************************

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$121.95

Auction yield range:	17.23% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2005	Debt/Income ratio:	17%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,854	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	artezia	Borrower's state:	Illinois	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 85% )	600-620 (Latest)
Principal borrowed:	$2,350.00	< mo. late:	3 ( 15% )	540-560 (Oct-2007) 540-560 (Sep-2007) 540-560 (Aug-2007)
Principal balance:	$1,357.34	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
My New Place and Things
Prosper Borrower who makes payments on time to lenders?looking for?a second loan??

Purpose of loan:
I am moving and I need help with moving expenses. I want to pay off?my bills including my current prosper loan. I also need a?new computer for school and the web design that I do on the side. I need this loan because I have two?children starting school in Sept and I am moving. ??

My financial situation:I am a good candidate for this loan because? because I work?full time job and I always pay my bills on time. I?am?also in school studying for an Advance BS?Information Technology / Web Development degree. Monthly net income: $ 2,300.00 Monthly expenses:
Housing: $ 800.00
Insurance: $ 38.00 for me monthly
Bus expenses: $ 80.00
Utilities: $ 300.00 (Gas & Lights)
Phone, cable, internet: $210.00
Food $200.00
Clothing, household expenses $ 200.00
Credit cards and other loans: $ 210.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1983	Debt/Income ratio:	17%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	40	Length of status:	26y 3m
Amount delinquent:	$8,932	Revolving credit balance:	$4,728	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	4
Screen name:	basis-dreamer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Bills - Want 1 payment
Purpose of loan:
This loan will be used to pay off my bills,?help pay my grandson's tuition for the next school year.? I am currently raising my granddaughter and need the extra financial help,

My financial situation:
I am a good candidate for this loan and will not let you nor myself down in meeting this obligation

Monthly net income: $ 5732

Monthly expenses: $
??Housing:???????????????????? $1500
??Insurance:?????????????????? $653 year?
??Car expenses:???????????? $80
??Utilities:????????????????????? $72.00
??Phone, cable, internet: $49 for T-Mobile
??????????????????????????????????? $39 for Qwest Internet
??????????????????????????????????? $69 for Comcast able?
??Food, entertainment:????$180
??Clothing, household expenses $250
??Credit cards and other loans: $3762 Target, ?$79 Premier Bank, $422,? Bank of America
???Other expenses: $6333 Wells Fargo - Car Loan payment @ $201 a month
????????????????????????????$800 Alaska USA Credit Union - Help with daughter's move in rent fee @ $220 a month???????????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 15.63%	Starting monthly payment:	$220.52

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1992	Debt/Income ratio:	33%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	14 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,607	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sweet-worth4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education/business startup
Purpose of loan:
This loan will be used to purchase the seminars, webinars and mentorship I need to successfully get my small business off the ground.? It will also help to?pay for the?website development, technology and advertising I need to ensure my business is successful.? I am a wife and mother of two small children, and it has been my desire to start a home business for some time now. I have already?done a lot of learning and research, and I feel that I am on the right track! Every business, however, requires an initial ?monetary?investment.? A successful home business will give me the freedom to earn an income from home, while raising my beautiful children!

My financial situation:
I am a good candidate for this loan because, as you will see, my credit history is good.? I have never defaulted on any loan, and I pay my bills consistently and on time.? Because of the reputation I have built in my current career, I work consistently.?My credit standing is important to me and my family, so?I honestly would not ask for this loan if I didn't think I could pay it back. I am smart, hard working and dedicated.? I have a rare?opportunity to receive the education and mentorship I need to make my business successful.? My mentor has agreed to work closely with me for the next 12 months...educating and guiding me through the entire start-up process. I feel extremely confident that I will be successful if I can get the capitol I need to get started!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1979	Debt/Income ratio:	34%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	26 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	98	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$45,875	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jh252	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,296.71	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off debt
Purpose of loan:
This loan will be used?to payoff? some loans that are costing?me over $400 a month. With this prosper loan..I could save over $300 a month..and would be able to put that money against other debt..so I can reach my goal of getting out?of debt..?..?.
My financial situation:
I am a good candidate for this loan because?
My word is good. Have always paid on time..but debt ratio is too high.

Monthly net income: $
4200.00
Monthly expenses: $
??Housing: $ 1096.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$127.27

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	17%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$607	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	one_god	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$4,973.41	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Buying a new Car
Purpose of loan:
This loan will be used towards buying a new more fuel efficient car.

My financial situation:

This is my second Prosper Loan; I have?made all payment on time for my current loan. I was able to get that loan with a B rating. I?m not sure why my new rating is showing D grade, my Credit is 700. I?m a trustworthy & honest guy; this loan will be used to buy a more fuel efficient car. Your help with this will be appreciated. I?m currently using ACH to make my payments on time. Thanks for your business.
.
Monthly net income: $ 2200 to 3000

Monthly expenses: $ 920
??Housing: $ 400 Rent
??Car expenses: $ 250
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.46%	Starting borrower rate/APR:	9.46% / 11.56%	Starting monthly payment:	$160.07

Auction yield range:	3.23% - 8.46%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	30%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,854	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-compadre	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Tubal-Reversal for my wife!
Purpose of loan:
This loan will be used to fund my wife's tubal reversal.? We just celebrated our first wedding anniversary, we were both previously married.? We both have children from a previous marriage and we are looking for the missing ingredient of the "Yours, Mine & OURS".? We are hoping to complete funding in time to do the procedure in October of this year, with conception by year's end...baby next fall.

My financial situation:
I am a good candidate for this loan because I am a professional supply chain manager with a secure position with the world's?#2?EMS company with financial security to repay in a timely manner.? I wanted to give this site an opportunity to provide us with the funds for my wife's procedure.? I have been in the EMS industry for 10 years now and my wife is a LPN and has been in her industry for 4 years.? We have not yet attempted to procure a loan through one of the "big guys" out there, and hope to be a part of this personal experience.? Rest assured, we are trustworthy.

God Bless and thank you for the consideration!
B&M
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 34.05%	Starting monthly payment:	$42.46

Auction yield range:	11.23% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	17%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thewhistler77	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$573.36	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Tough Summer-Need Good Fall
Purpose of loan:
Pay off/catch up on some expenses and bills that have accrued due to rough summer economically

My financial situation:
I am a good candidate for this loan because? I have paid current loan on time each month,
I am steadily employed and have an improving credit score, and have paid other bills without missing payments

Monthly net income: $ 1500-1800

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 180
??Car expenses: $ 210
??Utilities: $
??Phone, cable, internet: $50
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1999	Debt/Income ratio:	64%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	25 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,443	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yahoo13180	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 600-620 (May-2008)
Principal balance:	$4,911.01	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Refinancing - Bye-bye Credit Cards!
Purpose of loan:
This loan will help me to eliminate several high interest credit cards and combine and lower my monthly payments!

My financial situation:
My yearly income is approximately $49,000. My wife is not a co-applicant, but I still believe her income is important to know since so much of our debt is intertwined: She has an income of approximately $50,000 yearly. Our monthly expenses, including a home and an auto loan, credit cards,?bills, and expenses, is approximately $5,300 with a monthly income of approximately $6,000, after taxes. I also have some savings as a cushion.

The BIG Question: Repayment!
The prominent question is "Can he repay his loan in 36 months?" The answer is "absolutely!" I have never defaulted on a debt, never filed for bankruptcy, and have an excellent payment history. My current Prosper loan is a testament to that. This loan will consolidate and refinance my cards and eliminate them! Most important to me is what my father taught me: the good old fashioned American value that a man is only as good as his word and that is what I give you - my word to repay, in-full and on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	30%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	3y 0m
Amount delinquent:	$150	Revolving credit balance:	$6,893	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Ak06max	Borrower's state:	Illinois	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	580-600 (Mar-2008) 560-580 (Aug-2007)
Principal balance:	$2,184.70	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Debt Elimination for good
Purpose of loan:
Eliminate all Credit Card debt to acheive my goals ?

My financial situation:
I am a good candidate for this loan because I m a current Prosper loan holder never been late on payments in fact a couple months ahead. The only negative marks on my credit history is due to a previous engagement that went south. Debt went up due to wedding planning and a apartment discrepancy that is currently being investigated and disputed.My credit card payments have always been on time but minimums dont bring down the balances . This will be a great move forward for me due to the way Prosper works its automatically deducted from my checking worry free and headache free? The loan will repay as follows 1500 Merrick Bank Credit Card.,768 Target Card, 678 HSBC credit card? and 525 Capital one. My credit is important to me this will help me fix the mistakes I once made for good and on the road to financial freedom. My next steps are purchasing a home without outstanding credit card balances it will save me money from financing charges almost 6-8% from what my real estate agent told me.? ? ? ? ? ? ? ?

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 720
??Utilities: $ 0
??Phone, cable, internet: $ 110
??Food, entertainment: $ 80
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 375
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$256.26

Auction yield range:	4.23% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1989	Debt/Income ratio:	25%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	20y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,290	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	redwing5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$4,086.68	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Getting rid of credit cards
Purpose of loan:
This loan will be used to?Get rid of unsecured credit card debt.?

My financial situation:
I am a good candidate for this loan because? I have never defaulted on anything ever, I always pay on time and the amount due. I've?been employed?at the same?Hospital for?20+yrs as an?Biomedical Technician and have no plans on changing careers. I feel I'm?a loyal and responsible person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	17.23% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	24%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,436	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjr120	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to Stay In School
Ok, let's try this again.? HR??? I'm not sure how Prosper's ratings are determined but, according to individuals I have consulted with my credit is good when compared to most.
I originally applied for the loan to cover the household expenses (rent, electric, etc) while I am waiting for my student aid disbursement to arrive in mid September.? My best friend and roommate for over nine years had lost his job and we need to make ends meet until the major source of my income arrives.? Had Prosper investors funded my original loan request I might have been able to avoid eviction but now it appears to be too late.? The money is still needed to secure a new apartment and move our belongings before they are all lost to our current landlord.? I'm trying to accomplish this WITHOUT dropping out of school.

As for myself, I am an older student in Florida studying Chemistry and plan to continue on to a graduate program.? I have already had to delay my education due to financial hardships in the past and would not like to have to do so again, especially when some temporary assistance is all that is required to avoid this.? Hopefully someone out there is willing to assist us.? More information can be provided upon request.Annual net income $24000
Student Aid $19000
Work Income $5000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$509.65

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1984	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$65,136	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	appetizing-kindness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt consolidation
Purpose of loan:
This loan will be used to consolidate "Credit Card Debt"
My financial situation:
I am a good candidate for this loan because I value my responsibility and do not shy away from the ownership.

Monthly net income: $ 11500.00 plus bonus every qtr

Monthly expenses: $
??Housing: $ 4500
??Insurance: $?900
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1500
??Clothing, household expenses $?599
??Credit cards and other loans: $ 3500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1995	Debt/Income ratio:	25%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,840	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Bobby8888	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	0 ( 0% )	620-640 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Help my family out!
I don't have a long story to tell, this loan will be used to help my family to get through the current financial hardship.. Any help would be greatly appreciate.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1983	Debt/Income ratio:	74%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	29 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$110,841	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	swashbuckler858	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit Card Payoff
Purpose of loan:
This loan will be used to?Pay off higher credit card debt?

My financial situation:
I am a good candidate for this loan because I am a full time employed physical therapist with multiple sources of extra weekend income.?

Monthly net income: $5800
Monthly expenses: $
??Housing: $ 1920
??Insurance: $ 150
??Car expenses: $ 277
??Utilities: $?100??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$296.70

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1995	Debt/Income ratio:	12%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,277	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Neitherock	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	800-820 (Latest)
Principal borrowed:	$8,300.00	< mo. late:	0 ( 0% )	700-720 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off Wife's Credit Cards
Purpose of loan:
I'm going to use this loan to pay off my wife's credit cards.? She started law school last year and unbeknownst to me supplemented some of her income with a bit of credit card debt.? I've recently managed to pay off all of my debt (except for mortgage) so logically it's time to pay down hers.? We've discussed the plan and she agrees that it's a good idea as well.? I'll be making the monthly payments automatically.

My financial situation:
This will be my second prosper loan.? The first one went so smoothly and was so easy to use I figured that I might as well try another.? In the last 6 years I have not missed a single payment on anything, my credit score is lower than it should be because 6 years ago I was stupid with credit cards and had two charge offs.? I'm a completely different person financially now and am dead focused on paying off all of the debt on our family.

This is the last $9000 I can see that we owe anyone (except the bank for our house), so I'm excited and determined to pay it off.? I assure you that this is a safe place to invest your money and any interest you get off this loan in money in the bank.

My income is heavily stock based 4x a year.? Which accounts for about 60k a year in addition to what is listed out below.
Take home:? $7000? (after taxes and maxing out 401k contribution)

House: 2750
Cable/Internet/TV: 200
Phone: 200
Gas/Electric/Water: 150
Auto Insurance: 100
Auto Note:? None

That leaves 3600 after bills.? We probably spend another 1500 a month on average on food and entertainment which leaves us with $2100 to play with.

Most of that money right now is going in to saving to build a nice nest egg.? Prosper adds a nice structure to the repayment of loans that while slightly expensive, makes it worth it to me to ensure that I'm always making my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,350.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$374.33

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	25%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$21,235	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	g3tt1ng0ut0fd3bt	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2007)
Principal balance:	$2,170.88	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidating High-Interest Debt
Purpose of loan:
We (my wife and I) will use this wisely to pay off some high-interest debt and to install sprinklers in our yard.? We are making changes in order to?pay more money to ourselves?than to bankers in the long-term.?

My financial situation:
I make decent money; my?wife also brings home a paycheck.? I make what's listed below, plus bonuses.??I also have opportunity for overtime whenever I want or need a little extra.??So rest assured, this is a low-risk loan.? The?main reason for our less-than-perfect credit score is that we have?utilized more of our available credit than they like to see.?

Monthly net income: $5300

Monthly expenses: $?4900
??Housing: $?2200
??Insurance: $ 100
??Car expenses: $?351
??Utilities: $ 137
??Phone, cable, internet: $ 85
??Food, entertainment: $ 600
??Clothing, household expenses $ 177
??Credit cards and other loans: $ 1050
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$121.07

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-2001	Debt/Income ratio:	21%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,155	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	danbag7826	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$1,502.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation
Purpose of loan:
I have a?Prosper loan out right now that has?around?$1500 remaining.? I also have a credit card that I owe about $2300 with a 16% interest rate.? I would like to consolidate the two debts while lower the interest rate.? I got the Prosper loan about a year ago and do automatic payments and have never had a problem?making the payments.? Prosper exists for people like me who can already get loans through banks or whatever but can save money by going through prosper.? This is a relist.? The last time I tried for the total of the credit card that I'd like to pay off which is $4300.??I have?improved my credit score since my last?Prosper venture and hope to lower my finance charges and improve my credit score even more with this listing.? Happy bidding!

My financial situation:
I am in a career that I started?just over 4?years ago working for a class 1 railroad.?? I have a good work ethic and make a good deal of money because of that reason.? My credit score is not what it should be because of a situation I had with a store credit card.? I tried to pay the balance of the card and close the account.? What happened was that the associate told me that I was paying off the card when I was actually paying off everything but $20.? After that, I did not receive a bill again.? About 5 months later I tried to buy a car and my jaw dropped to the floor when I was told that I could not be given a loan because my credit was not good enough.? Through hours of phone calls I finally found out what had happened and was told that this problem would be taken care of.? About a year later I had applied for another car loan and when told what interest rate I could get I asked why and they said it was because of the serious delinquency from that store credit card.? Another hour of phone calls ensued ending in me being?very angry and the associate whom?I could barely understand repeating over and over again that the computer showed that they sent me a bill and there was nothing she could do.??Everything else on my credit report?is perfect.? Never a late payment or any other delinquent account.?

Monthly net income: $2500

Monthly expenses: $
??Housing: $200
??Insurance: $110?
??Car expenses: $250
? Motorcycle: $130
??Phone: $80
??Food, entertainment: $300?
??Clothing, household expenses $20
??Credit cards and other loans: $400
??Other expenses: $100

You will see in the explanation of my expenses that I pay more in credit cards/other loans than anything else.? Included in that $400 is a student loan that I pay $130 per month.? The purpose of my prosper venture is to reduce that amount while paying the credit cards off sooner. If you have any questions at all please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	7	Length of status:	6y 10m
Amount delinquent:	$129	Revolving credit balance:	$1,488	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trey69	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
FURNISHED living room
Purpose of loan:
This loan will be used to furnished my living room

My financial situation:
I am a good candidate for this loan because?my car is paid off and i work full time with no credit card debit. my take home is 800 a week. i work for my parents plumbing company. which has been around since 1980.and off my first loan from prosper in full.

Monthly net income: $2,400

Monthly expenses: $
??Housing: $460
??Insurance: $40
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $30
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$263.73

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2001	Debt/Income ratio:	4%
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,810	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ez818	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building an outdoor patio cover
Hello, thank you for taking the time to view my loan. I have been a prosper lender for about two years, and this will be my first time borrowing through prosper. The purpose of my loan will be to build an outdoor patio cover in my backyard. My wife and I have been slowly progressing through upgrades to the interior of our home in the past couple of years (we did hardwood floors, crown moulding, plantation shutters, new cabinetry, closet world in the master walk in closet, etc.) and decided to install a patio cover in the backyard, which is long overdue. After receiving a few bids from several contractors, we decided to go with the patio cover that will include column posts, a tiled roof to match the existing roof, will have wired in ceiling fans for the warm months, wired in heaters for the cool months, and will be approximately 40 feet wide by 14 feet deep. The contractor that we have chosen came in with a bid of $11,000 before permits, which will be an estimated additional $200-$300. I thought about financing $8,000 and paying the remainder in cash. Thought I would give Prosper borrowing a try! :)

My financial situation:
I am a good candidate for this loan because I have never had a late payment on my credit history, have had the same employment for approximately 5 years, make a stable, secure, W2 income ($8,500 monthly), and additionally have three rental properties with stable tenants (provides me with a net rental income of #1 $1,400, #2 $550, and #3 $900, totaling $2,830 monthly). My mortgage payment on my primary residence is $2,121, my mortgage payment on rental #2 is $1,781 monthly (net income above accounts for the mortgage expense), and rentals #1 and #3 are paid off (rental #3 I have a 50% partner, my net income represents 50% of net rent for the property). All incomes are documented on my previous year's tax return. I do not have any credit card expenses, as they are paid off every month (as shown in my credit profile) and I do not finance my car, I own it outright. Thank you for taking my loan request into consideration, and I look forward to the opportunity of being a part of your winning lending portfolio!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 22.25%	Starting monthly payment:	$36.40

Auction yield range:	4.23% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1979	Debt/Income ratio:	71%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,450	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ndlmklandman	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,575.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 700-720 (May-2009) 620-640 (Oct-2008) 660-680 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Business equipment & expense
Purpose of loan:
This loan will be used to??purchase some equipment for my business and pay business expenses.

My financial situation:
I am a good candidate for this loan because? My FICO score is improving each month,?I'm making good money ($40 to $50 per hour, part time) and my husband's take-home per month is $2540.? The income and expenses listed below reflect MY personal income and half our joint expenses.???

Monthly net income: $ 1000

Monthly expenses: $?987
??Housing: $ 207
??Insurance: $ 20
??Car expenses: $ 150 (Most of these expenses are reimbursed by clients)
??Utilities: $?100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $?75
??Credit cards and other loans: $?175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.58%	Starting borrower rate/APR:	22.58% / 24.85%	Starting monthly payment:	$577.37

Auction yield range:	8.23% - 21.58%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2000	Debt/Income ratio:	18%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	13y 2m
Amount delinquent:	$0	Revolving credit balance:	$267	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	liberty-cougar	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing my home improvement
Purpose of loan:
This loan will be used to finish my home improvement project that is about 75% complete.

My financial situation:
I am a good candidate for this loan because becasue I have never defualted on a loan and I can repay it in full by Oct 1. I have long term investment assets that far exceed the value of this loan and I can use them to repay it if I have to.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.02%	Starting borrower rate/APR:	13.02% / 15.16%	Starting monthly payment:	$235.93

Auction yield range:	4.23% - 12.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2003	Debt/Income ratio:	23%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,248	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	awicz	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Please help me finish my education!
A Few Notes:
This is my second Prosper loan!? The lending community here helped me out with this exact same scenario last year, and thanks to an unexpectedly large tax return--I was able to pay the amount off very quickly.? I will be headed back to school for a second 6-months, and so the information listed below is nearly identical to last year.? Some may notice that my income has dropped, but that is a reflection of only working for 8 months of last year's tax season. I also now have significantly lower monthly expenses due to a combination of debt reduction, consolidation, and refinancing.? Please don't hesitate to ask me anything else!

Purpose of loan:
This loan will be used to help me cover some of the expenses associated with a college education. I am currently employed with a local heating and air-conditioning contractor as an operational manager.? My company has been gracious enough to allow me a 6-month sabbatical as well as help with some of the costs to finish my degree in Business Finance.

My financial situation:
I am a good candidate for this loan because I am actively involved in managing my own finances. I always pay my bills on time.? I also live well below my means, as you can see by my monthly expenses.? Most of my money is reinvested in my home, education, or retirement. I have a very good job, one in which they are proactively helping me finish my education!? I feel very fortunate to have my position, so I would like to expedite my education so I can focus solely on my career.

I am very proud of the fact that I have been able to buy a home, go to school, and build a career-- without assuming a terrible amount of debt.? I am now hoping that the Prosper community can help me through my final courses so I can finally finish my degree!? As a prosper lender myself, I know how beneficial these loans can be for an individual to achieve a variety of goals.?

Monthly net income: $3300 (while working)
I have a 1-year lease with two tenants, both of which live with me at my house.? I collect $410 from each of them every month.
After insurance and 401k contributions my take home pay is $2540 per month

Monthly expenses: $1420? **all numbers rounded up to the next $10 mark
??Housing: $650
??Insurance: Already paid for through the six month sabbatical, otherwise $40 is deducted from my weekly paycheck.
??Car expenses: $0 (company car, all expenses paid)
??Utilities: $190
??Phone, cable, internet: $60
??Food, entertainment: $160
??Clothing, household expenses $100
? Other expenses: $260 for an Equity Line (on the house)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1993	Debt/Income ratio:	8%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,151	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	revnpdub	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cARDS
Purpose of loan:
This loan will be used to?
CONSOLIDATE INTO ONE PAYMENT
My financial situation:
I am a good candidate for this loan because??
I PAY MY BILLS ON TIME
Monthly net income: $
2000.00
Monthly expenses: $
??Housing: $?0
??Insurance: $ 60.00
??Car expenses: $ 250.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $250.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,553.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.40%	Starting monthly payment:	$57.72

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,384	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lean-truth	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a Credit union
Purpose of loan:
This loan will be used to?? Pay off a small ballace on a credit card , and a credit union loan.

My financial situation:
I am a good candidate for this loan because?? I am on Social Secuirty SSD also currently looking for part time work 25 hours a week currently reciving $131 a week unemploymeny as well.

THE ONLY REQUEST i HAVE WOULD BE TO PLEASE HAVE PAYMENT DO ON OR AROUND 30TH OF MONTH.

Monthly net income: $ 800

$680 SSD middle of every month
$131 A week unemployment
Monthly expenses: $
??Housing: $ 200
??Insurance: $ 0
??Car expenses: $0
??Utilities: $
??Phone, cable, internet: $150
??Food, entertainment: $ +- 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,545	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jdn77	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Apr-2008)
Principal balance:	$9,487.15	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Buying out Partner / Past Borrower
Purpose of loan:
This loan will be used?to buy out a partner/franchisor.? I currently pay a percentage of sales between 575-685 a month.? This loan is a no brainer for me as in 3 years it becomes profit for me and right now I have a perpetual agreement to pay royalties.? I have?made an offer to buy him out and he has accepted.? I would love to further invest in myself and this brand.? Also, this lower amount of loan will save money per month, about 100-200 a month in savings.?
My financial situation:
I am a good candidate for this loan because i have been in business for 3 and a half years, and in the restaurant business for over 10 years.? I am currently paying all debts on time and I'm a previous prosper Borrower.? I love the format used to fund/invest.? My expenses haven't changed much the past year.? As with everyone it's tough, but it's been tough for a while really in business.? We continue to offer a high quality meal, with great portions, great service, at a great value.?
Monthly net income: $ Personal:2800
Business Sales of $415K last year.
Monthly expenses: $ 2400
??Housing: $ 400
??Insurance: $ 145
??Car expenses: $ 411...gone in 5 months
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 600 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.60%	Starting borrower rate/APR:	33.60% / 36.03%	Starting monthly payment:	$666.71

Auction yield range:	14.23% - 32.60%	Estimated loss impact:	15.50%
Lender servicing fee:	1.00%	Estimated return:	17.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2001	Debt/Income ratio:	31%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,907	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	decisive-credit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because I will be able to repay the loan back. I am responsible and have a good job. I work full-time at a hospital and work per diem at another hospital.? With the high interest rates on credit cards it makes difficult to get my debt down. I really just want to become debt free so I can start investing and saving for my future.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	6y 2m
Amount delinquent:	$856	Revolving credit balance:	$936	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mikebaril	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing Business Debt
I have been running my consulting company for over 6 years.
We are currently growing quite quickly, and I am trying to refinance the business debt at a lower rate so that there will be as few speed bumps as possible with our continued growth.
Prosper has me listed with 2 deliquent acconts, but I can assure you that they have both been paid within the last 2 weeks, and we are up to date on everything.
Any question you may have I am more than happy to answer.
Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2003	Debt/Income ratio:	31%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,090	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	itsshanks	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need loan for wife's Masters Course
Purpose of loan:
This loan will be used to finance my wife's education
My financial situation:
I am a good candidate for this loan because I am a Mechanical Engineer (MS) and a full time employee with a reputed firm for last three years and seven months.? My annual income before taxes is about $62,000 excluding bonus.? I am working towards my PE (Professional Engineer) license after which I hope will to be earning at least $70,000.
My biggest drain for now is supporting my younger brother's dental school expenses and supporting my parents. I send them about $1300 pm which leaves me with $250-$350 of savings for emergency fund after all monthly expenses (let me know if you want to know the details).?
My wife is dependent on me for now.? She has got admission in an excellent MS course at a great school which is ranked # 25.? She also got scholarship of about $13000. I hope that by next fall she will be able to help me in paying off this loan.

I foresee that within a year, I'll be better off financially.? As my brother is about to graduate and also my wife will be working.It?ll be really great if I could get a rate close to 6-8%.? Let me know if you need any additional information.? Please help me with whatever capacity you can.? Thank you all for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.73%	Starting borrower rate/APR:	25.73% / 28.05%	Starting monthly payment:	$401.47

Auction yield range:	8.23% - 24.73%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	25%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$38,692	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luminous-benefit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new Online Business
Purpose of loan:
This loan will be used to? This loan will be used to fund my initial Investment in starting a new Online Business

My financial situation:
I am a good candidate for this loan because? I'm a hard working goal driven young entrepreneur with exceedingly high expectations for myself and my business. I never give up. I have visions and goals for my business and more importantly plans to get there, and more importantly than that specific plans on how to get there. Losing is not an option. I played 4 years at Troy University on a Basketball Scholarship with Championship rings, so I know how to win and know the dedication and work it takes to be successful. Basketball has helped me in every aspect of my business? and I credit that sport to helping me overcome many hardships. Losing is not an option!! I am in great financial standing with all other aspects of my life and would welcome any further questions regarding my finances, background, or future endeavors

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 470
??Insurance: $
??Car expenses: $
??Utilities: $ 175
??Phone, cable, internet: $ 175
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$806.43

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1995	Debt/Income ratio:	57%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$110	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	phase1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate RV & Auto loan to 1
Purpose of loan:? The purpose of this loan would be to consolidate my RV and my Auto loan into one payment with a lower interest rate than I am currently paying.? By combining these two loans I should have approx. the same payment but it will shorten the term to 3 years, instead of 4 on the car and around 6 to 7 on the RV.?

My financial situation:
I am a good candidate for this loan because?
My husband recieves a retirment pension plus he has a full time job on top of my full time employment. We have been making our payments on?the auto loan for over a year?and for over 4 years on the?RV loan and never been late.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	25	Length of status:	7y 3m
Amount delinquent:	$35,800	Revolving credit balance:	$64	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	5
Screen name:	artist166	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some debts
Purpose of loan:
This loan will be used to? pay some debts I owe to my ex wife

My financial situation:
I am a good candidate for this loan because? I am curently working on various comissioned projects in the advertising business.

Monthly net income: $ 2500-4000

Monthly expenses: $ 1100
??Housing: $ 600
??Insurance: $
??Car expenses: $
??Utilities: $ 60
??Phone, cable, internet: $ 35
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1999	Debt/Income ratio:	48%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$37	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marketplace-cedar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing my book-selling business
Purpose of loan:
This loan will be used for growing my business of buying used books and reselling them online on Amazon.? Currently it is a side business, but I would like to make it my primary income, realistically earning a monthly income of at least $5,000.

My financial situation:
I am a good candidate for this loan because I am a mature adult and pay my bills on time.? I am currently the office manager of a roofing company and earn a secondary income with my book-selling business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$257.51

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	17%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,352	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	buffalo115	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$3,899.55	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off high-interest loan
This will be my second loan with Prosper.? I am current on the first loan and my credit card obligations.? This loan will be so that I can continue to pay for my son's college education.

My financial situation:
I am a good candidate for this loan because I have had a stable work history for 20 years.? I am a single mother of 2 who has been handling everything on her own.? I have been able to pay my financial obligations in a timely manner.?Would like to pay?off the credit cards and continue to pay my son's college tuition.

Gross monthly income: $8,925
Monthly net income: $ 4776

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$63.72

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2003	Debt/Income ratio:	10%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,727	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fulfilling-liberty	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a used motorcycle
Purpose of loan:
This loan will be used to purchase a used Kawasaki Ninja 250.? Since I sold my dirtbike 10 years ago, I've wanted to purchase a street bike, but promised myself to wait until I had a secure enough financial situation to do so.? I have taken the Motorcycle Safety Foundation Riding Course, obtained my Motorcycle Endorsement, acquired quotes on insurance and am now comfortable enough to purchase a bike.? The Ninja 250 is widely recognized as an ideal beginners bike, offers reliability and is fairly inexpensive to purchase and own.

My financial situation:
I am a good candidate for this loan because as mentioned above, I have waited until I have established myself financially in my life enough to warrant purchasing a 'toy.'? My car will be paid off in just a few months and I have a good position with an established company.? My living expenses are relatively low as I am only supporting myself.? I also have a rainy day fund set aside in case something should happen.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	57%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,669	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dad1963	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Jun-2008)
Principal balance:	$777.91	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off prosper loan & auto rep
Purpose of loan:
This loan will be used to?pay off my current prosper loan of $769, and an automotive repair.

My financial situation:
I am a good candidate for this loan because?I work full time at walmart and then I work on the?side as a sports referee so I actually make more money than my w-2 states.? I am working on paying off my current prosper and I have an auto repair for about $1000.

Monthly net income: $ 1200.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 100.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.73%	Starting borrower rate/APR:	23.73% / 26.02%	Starting monthly payment:	$117.27

Auction yield range:	8.23% - 22.73%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,947	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brightest-golden-fairness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay unexpected bills
Purpose of loan:
This loan will be used to?
help pay some unexpected expenses that have come up for my family.?I have a family of?three kids and a husband.??As?things get expensive, we had some?additional expenses that were not expected and weren't?budgeted for as medical, school expenses, and insurance.? I would like to pay this off in 3 years.?
My financial situation:
I am a good candidate for this loan because? I do not have?a bad credit background, ?and?have always paid bills on time.? I work two part-time jobs, one in an office and another at our children's school during the school year, and my husband is employed full time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$72,893	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cerebral-compassion	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Start Up Capital
Purpose of loan:
This loan will be used to fund a new start up business.

My financial situation:
I am a good candidate for this loan because this is a proven business model with a proven marketing plan that will create a min 10K/mo net income in no more than 90 days. I have been an entrepreneur for the past 7 years and made a full time 6 figure income as an internet marketer for the past 5 years. The new business opportunity is completely internet marketing driven, and I consider myself to be a master at that skill. I am posting this loan request due to the fact that my business has some significant ebbs and flows when it comes to cash flow, and I want to take advantage of some significant time sensitive savings by getting involved in the opportunity now. I'm not interested in a long term loan and intend to pay back in full with 1st profits....under 6 months worst case at plan. Due to cash flow, the limited number of credit cards that I own are near maxed. Now the bad news. In 2005 I had a major credit negative due to a mortgage business going under with significant personally guaranteed debt. My credit was near perfect before, and there hasn't been a late payment on anything since. Thank you for your consideration.

Monthly net income: $ 10,000 (household income net)

Monthly expenses: $ 6,900
??Housing: $ 2,400.00
??Insurance: $ 162.00
??Car expenses: $ 950.00
??Utilities: $ 600.00
??Phone, cable, internet: $ 500.00
??Food, entertainment: $ 1000.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$38,424	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	superb-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Short Term Loan
Purpose of loan:

This loan is to be used for the repaying of a short term loan. I borrow money from my relatives and I would like to pay it back as soon as possible.

My financial situation:

I have an excellent credit history without a single late payment. I?m currently employed at multinational company.

Monthly net income: $ 4200

Monthly expenses: $?2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$836.10

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1989	Debt/Income ratio:	17%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$45,664	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blooming-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and destroy them...

My financial situation:
I am a good candidate for this loan because? I can pay it back, I know now that credit cards are EVIL ! I need to get rid of them !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	27%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,958	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bewitching-bill8	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate debt.

My financial situation:
I am a good candidate for this loan because? I have a strong work ethic.? I have been in the restaurant industry for over 20 years.? I also work as a handy man for a local realtor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,634	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	commerce-shepherd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement/buying furnitures
Purpose of loan:
This loan will be used to?buying furnitures and items for home use.?

My financial situation:
I am a good candidate for this loan because i pay my bills on time?

Monthly net income: $ 2400

Monthly expenses: $ 1350
??Housing: $ 350
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 200

??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	60%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$428	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	neighborly-basis	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student loan
I am using this loan to pay off a big portion of my student loan. I owe about 8000 on my student loans. All the payments I make is paying off interest only at this point and I want to change that. I still have about 6 years left on that loan and just want to get rid of most of it. I made 16000 on taxes last year but as a server i make more i just don't have to claim all of it so really i made about double that. I made more this year because I had a second job for about half a year where i was working 7 days a week and am just got worn out. I plan on getting a second job again soon. I have a good standing with all my bills and you can be confident i'll pay up. This would really help me out alot. thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	100%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,455	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sylvester1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008)
Principal balance:	$652.55	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying household bills
Purpose of loan:
This loan will be used to pay my monthly bills like utilities, car insurance, the electric and water bill and similar obligations.

My financial situation:
I am a good candidate for this loan because I work full-time, takes care of a home and family, I have been at my job for almost three years, I have a good credit record, and I am arranging my affairs to go back to school to study nursing. My husband is a professor with a Ph.D. He works at a local university. We strive to live simple lives without all the extras.

Monthly net income: $ 1300.00

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 80.00 ????
??Car expenses: $ 120.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	44%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,575	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BL45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 540-560 (Jan-2008)
Principal balance:	$3,357.91	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay Off A High Rate Credit Card
Purpose of loan:
This loan will be used to? pay off and close a credit card because my rate was just raied to 29%, even though I pay them on time every month, I have never been late with a payment, I have had this card for 6 years.? I know there is a possibility that I could end up with a higher interest rate here, but I will be paying you the interest, and I will be able to pay the credit card off and close it.

My financial situation:
I am a good candidate for this loan because??I have an existing prosper loan with an excellent payment history. I had another Prosper loan beore the current loan, I paid that one off in three months.?I have never been late with any payments on any of my accounts.? I want to get rid of this high interest rate card, pay it off and close it. I have no delinquent acoounts, and the bankruptcy listed was filed and discharged nine years ago. I will never file bankruptcy again.? I am a stay at home mom, and I receive a guaranteed monthly income in social security benefits since the death of my husband. Please consider helping me. I will not have any problem paying this loan back, and I will pay it back before the length of the loan.? My Prosper account is set to Debit my bank account each month for the payment, and I will be making extra payments. Thank you and have a great day.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 450 (my share)
??Insurance: $ 60.00
??Car expenses: $
??Utilities: $150.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $??300.00 ( my?share)
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00 (includes current Prosper loan)
??Other expenses: $ 300.00? (Car Payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.58%	Starting borrower rate/APR:	22.58% / 24.85%	Starting monthly payment:	$962.28

Auction yield range:	8.23% - 21.58%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1981	Debt/Income ratio:	49%
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,438	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	clean-credit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Appian Party Jumps
Purpose of loan:
This loan will be used towards the purchase of a business called Appian Party Jumps.? It is a company that offers party jumps and accessories for children's parties.? I currently work for the business delivering jumps and helping to run the warehouse on weekends.? The current owner and I have a very good relationship.? He is interested in retiring and selling the business and he has approached me as a possible buyer.? I am very interested in running my own company and since I know the business intricately I believe I am the perfect person to take over.? The business is thriving with year-round accounts.
My financial situation:
I am a good candidate for this loan for the following reasons:
1.? My partner currently makes $65,000 per year (though he is not on the loan application) and I make $35,000 per year.?
2.? The business has $7,000 in monthly expenses and $14,000 in monthly sales.?
3.? We are both financially sound, hard workers, and are strongly committed to success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,896	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	duty-adventure	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$197.80

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Credit score:	860-880 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,770	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	heroic-interest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for behind bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	102%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	9y 6m
Amount delinquent:	$64	Revolving credit balance:	$34,532	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lean-social	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off some credit cards and to?get current on other bills

My financial situation:
I am a good candidate for this loan because? I'm currently employed with Regions Bank,? I've had good credit for the past 3 years?but due to unseen circumstances my credit rating has gone down.

Monthly net income: $? 1825.00

Monthly expenses: $?
??Housing: $
??Insurance: $? 115.00
??Car expenses: $ 100
??Utilities: $?174.00
??Phone, cable, internet: $ 59.00
??Food, entertainment: $ 120
??Clothing, household expenses $? 86.00
??Credit cards and other loans: $ 340
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$302.09

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1990	Debt/Income ratio:	105%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,136	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mypompom	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLEASE PLEASE HUBBY NEEDS IT!
Purpose of loan:
This loan will be used to? PLEASE, PLEASE HELP US FINISH THIS BUILDING. Per picture, you can tell we're at the last stage of it. I want to do this for him so much.? You guys know what it's like to want your own space....we've been married 41 years and believe me, he deserves it . He's such a good guy.
My financial situation:
I am a good candidate for this loan because?? we pay our bills on time. Honor our obligations. Just today I looked at my credit report and Experian is showng 717 and the other two are over 700.?Don't be scared off by the debt ratio.?I don't understand why it's showing so high. I did several debt/ratio calculations online, and with my figures including this loan was 75%, realizing?it's still, but it's just the two of us, we have no one that depends on us and?it's not taking into consideration what my husband contributes. We've been managing all along.??I've sold my?Harley, (sob) freeing up $400/month. This would reduce the debt/ratio, but it's??not? reflected on the credit report yet. The credit card company reduced our credit line recently, told due to market conditions, ?which makes it look? like ?we maxed them out. We hadn't. This also made our card utilization? higher. After all those years of paying on time. They got their?bailout, and we're paying for it. I think we're getting double dipped. What a scam. ?Guess I should consider this a good thing, got me pissed,?so I'm accelerating my payments.?We both took early retirement from? an oil corporaton in 2001, after 33 years with them.? After two years I got tired of sitting at home, took some courses, and?I now work for? two medical facilities.? One full time and the other on contract, which I can work as many hours? as I want. These are stable jobs.? I'm glad I did after we lost?on our retirement account.? Just hate to use it right now.? With me working, which I will continue?to do, we're still able to do what we enjoy? and not have to dip into our savings. Just would enjoy?having this building for him .?I will not let you down.

Monthly net income: $ 4000.00 +. Can be more if I work longer hours on my contract work. ?In addition, my husband has social security of $1500.00 per month.? Total? $5500.00? After expenses 1700.00? Since we don't do much, ride his Harley (paid for), work in the yard and fish, it doesn't take much.

Monthly expenses: $?3800.00
??Housing: $ 682????
??Insurance: $ 125/mo for?vehicles. House ins. paid yearly
??Car expenses: $ 400.00??average for gas.
??Utilities: $ 200.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00 ccs.; 1 car?$350/mo, 0%; 1 pickup $500/mo 1.4% finance; RV 5th wheel $300/mo
??Other expenses: $ $150.00/mo ?storage building This would stop once building is built. We'd be paying you !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.96%	Starting borrower rate/APR:	28.96% / 32.27%	Starting monthly payment:	$50.26

Auction yield range:	8.23% - 27.96%	Estimated loss impact:	8.67%
Lender servicing fee:	1.00%	Estimated return:	19.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1986	Debt/Income ratio:	47%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,903	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOING ON VACATION
Purpose of loan:
This loan will be used to? THIS LOAN WILL BE USED TO GO ON A WELL DESERVED VACATIONI am a good candidate for this loan because??WE ARE A GOOD CANIDATE FOR THIS LOAN BECAUSE WE TAKE OUR FINANCES VERY SERIOUSLY. I HAVE BEEN AT THE SAME JOB FOR OVER 16 YEARS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,669.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.02%	Starting borrower rate/APR:	26.02% / 28.34%	Starting monthly payment:	$67.26

Auction yield range:	8.23% - 25.02%	Estimated loss impact:	8.60%
Lender servicing fee:	1.00%	Estimated return:	16.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$59,982	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Airmail26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in prosper
Purpose of loan:
This loan will be used to reinvest in prosper.? I?am currently funding a number of loans on prosper and would like to increase that amount.? I am starting with a modest $1669 request.? This is less than 5% of my annual household salary.? Thanks for your consideration.?
My Financial situation:
I am a good candidate for this loan because?I have had a job my whole life and have never missed a payment in my 34 years on this planet.? My wife and I make over $120K/year and would never jeopardize our lifestyle by missing a payment.? Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$280.51

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2003	Debt/Income ratio:	37%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,761	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lean-credit	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my CC's
Purpose of loan:
This loan will be used to pay off my credit cards. I had good interest rates at 7% and my credit card companies raised the rates to 29.99% and 29.8%. The interest on my cards is now building up faster than I can pay it down.

My financial situation: My financial situation is stable. I have a full time job and steady income.
I am a good candidate for this loan because? I have a good history of making all my monthly payments on time, which is indicated by my excellent credit score. I am looking to get this loan in order to pay down my debt faster and begin getting ahead.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1993	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,658	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lifeflow	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$1,493.43	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying Off Two Credit Cards
Purpose of loan:
This loan will be used to??pay off a credit card
My financial situation:
I am a good candidate for this loan because??We are credible clients of the credit card companies who issued the cards to us.? The companies lowered our credit limits without prior notification,? which then caused our accounts to be "over the limit" resulting in the assignment of prohibitively higher interest rates.? By securing a loan at a more reasonable interest rate to consolidate these debts we will be able to retire the outstanding balance sooner.? We have had no problem paying the? amounts due each month? (plus some extra towards the princ.) it's just that we would like to by paying more toward the balance due rather than having so much of our payment allocated for interest.

Monthly net income: $ 5000????????????????

Monthly expenses: $
??Housing: $ 1300????
??Insurance: $ 150
??Car expenses: $ 600?
??Utilities: $ 250
??Phone, cable, internet: $?150?
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	58%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,394	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wealth-equalizer941	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Owner Wants to Payoff Debt
Purpose of loan:This loan will be used to payoff my current credit card debt which accumulated over the last couple years while I was starting a new business and relocating my family and business. A major reason I want to pay off my credit cards is because of recent bank practices where they have been randomly raising my APR with no reason.

My financial situation:I am a good candidate for this loan because I am currently an owner in a travel company which has a proven sales history and has established ourselves in a very rapidly growing travel niche. While my income was reduced during the past few years while we were launching the company, we now have reached a stable position and my income is secure. My debt/income ratio is pretty high because I pay myself only what is necessary in order to grow the company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1990	Debt/Income ratio:	19%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	0y 11m
Amount delinquent:	$219	Revolving credit balance:	$3,105	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	44	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Girlx2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 89% )	600-620 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	2 ( 11% )	600-620 (May-2009) 560-580 (Jan-2008) 540-560 (Nov-2007) 540-560 (Sep-2007)
Principal balance:	$1,831.40	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off Debts
Purpose of loan:
To?be able to pay?off and catch up on the last of my debts.? ?

My financial situation:
Thank you for reading and considering?my loan request listing:

I am 39 year old single female working professional.? I solely support myself and have worked full-time and gone to school part-time to get an undergraduate and advanced degree since I was 19.? I have paid for the advanced degree solely on my own as well.? I work full-time and have a steady paycheck and?my employment history is excellent.??????

I am a good candidate for paying back this loan over the long-term because I have a steady paycheck?coming in and my employment history is excellent.? I also?have a very good payment history as I am in current payment status on another prosper loan taken out to?pay down?my debts and improve my credit rating.??? To prosper lenders, this is my pledge and guarantee that I am a great?canidate for paying back this loan as my credit rating has positively increased tremendously.? So, you should feel comfort that I am dedicated to paying back this loan as my?record has shown.?

Thank you for your support and consideration, I look forward to working with you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	12%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	28y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,551	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivacious-economy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a bad credit card
Purpose of loan:
This loan will be used to pay off a bad credit card and get rid of it.? In the current credit crunch this company has raised my interest rate to a level where it will never be paid off (32%) and?they will live off of it forever.? I have already chopped up the card; I just need to send them the balance and be done with it.
My financial situation:
I am a good candidate for this loan because I have a good job, a good credit rating,?and am a trustworthy?individual.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	28%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,859	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-solstice	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payng off debt
Purpose of loan:
This loan will be used to pay a couple of my high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I am a hard worker, with a good job, who just fell on some hard times. I would really like to get myself and my credit back on track, one little step at a time.

Monthly net income: $ 45000

Monthly expenses: $ I have monthly expend that changes from months to month depending on when my wife works. When she works and bring in a couple thousand dollars a month, she gets to help with the bills. When she doesn't, I tend to spend more. At this time, she is working as LPN. Her contribution helps reduce my overall monthly expense. Three months ago, when she was out of work, my expense were higher. The list below shows my monthly expenses? with her working since and able to contribute to house expenses.
? Housing: $ 1000
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ we share, and it varies
??Clothing, household expenses $ Not sure.
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	7%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	16	Length of status:	4y 0m
Amount delinquent:	$382	Revolving credit balance:	$2,064	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	generosity-arrow	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card and some medical
Purpose of loan:
This loan will be used to consolidated some outstanding credit card debt but also to alleviate some financial stress caused by a medical emergency in my family a few months ago. These things are innevitably unplanned for and took a toll on my budget for the remainder of the year and on top my former room mate father lost his job, requiring him to move back home; sticking my with the the lot of my rent.

My financial situation:
I am a good candidate for this loan because I make over $120,000 per year, half of which is paid at the end of the year, which would allow me to pay off the entirety within 4 months.

Monthly net income: $ 3470

Monthly expenses: $ 3340
??Housing: $ 2650 ????
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 140
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$361.67

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1987	Debt/Income ratio:	35%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$113,914	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	famous-investment6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for large commercial job
Purpose of loan:
This loan will be used to purchase materials to be used on a large commercial job that will be reimbursed by Allstate Insurance.
The initial draw is for 1/3 of the total.?We recieve a 15% discount on orders of $10,000 or?more.

My financial situation:
I am a good candidate for this loan because my credit middle score is 722.? I have 5 years experience in this field of work and a proven track record of delivering on time and within budget.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	19%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	40	Length of status:	11y 0m
Amount delinquent:	$27,325	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	obedient-peace	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$114.96

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1991	Debt/Income ratio:	70%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,839	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-tomahawk6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college classes and book
Purpose of loan:
This loan will be used to? pay for my last year of college classes.

My financial situation:
I am a good candidate for this loan because? I can repay the loan through an allotment process by the military which is automatically taken out of my account monthly until paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$317.26

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	28%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,998	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-adaptable-market	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
To pay off my Discover and Bank of America card.? The interest is more then I want to pay and would like to get out of this debt.?
My financial situation:
I am a good candidate for this loan because?
I have been working for the same company for the past?12 years.? I have never defaulted on any loans.? I'm very determined to make sure all my bills?will be?paid on time.

Monthly income: $5,400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	71%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$54,343	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	economy-duckling	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off my credit cards and medical bills.
My financial situation:
I am a good candidate for this loan because?
I have two full time jobs and my income totals $68,500.? My Wife's annual income is $35,000
Monthly net income: $
$8,625 for me and my wife
Monthly expenses: $
??Housing: $1500
??Insurance: $ 300
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $?750
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	35%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	12y 2m
Amount delinquent:	$235	Revolving credit balance:	$21,217	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dinero-medalist4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some hight interest loans
Purpose of loan:
This loan will be used to?? Pay off 2 high interest loans at a payday loan company, and one to furniture store on my daughters furniture.

My financial situation:
I am a good candidate for this loan because?? I have worked at my current job for over 12 years and I am 3rd in line of authority. My job is extremely secure. I once had our accounts down, but due to my husband becoming disabled and waiting for disability for over 1 1/2 years, we had run our credit back up.? He now draws his monthly check and I receive on for our daughter.? We refinanced our home but due to falling market values we could not finance enough to pay off our?credit accounts. This would save me over $200.00 per month.

Monthly net income: $?1825.00
Monthly expenses: $
??Housing: $ 603.00
??Insurance: $ 60.00
??Car expenses: $
??Utilities: $?180.00
??Phone, cable, internet: $ 30.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?442.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$176.54

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	21%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,413	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thankful-money	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest credit card pay off
Purpose of loan:
This loan will be used to pay off credit cards with outrageous interest rates.?

I am an excellent candidate for this loan because I am and always have been a trustworthy and reliable person.? I never miss payments and never pay late.?
I am disappointed with the outstanding balances on these cards and need to get them paid down so I can sleep at night.?

My financial situation:
I am retired and buying my own home.? My?daughter lives with me and contributes to the household expenses.? My car will be paid off in?
January 2010.? Other than these stupid cards I have no other outstanding debts.? I am use to paying off?the balance on these cards every month and have gotten behind.? I need this loan to regroup and get a handle on things so I can sleep at night.
Monthly net income: $
Pension Amount $1401.13 and Social Security $1274?
Monthly expenses: $
??Housing: $ 567 includes insurance
??Insurance: $?supplemental health $140 per month
??Car expenses: $ 240 per month Insurance $70 per month
??Utilities: $ 150 per month
??Phone, cable, internet: $ 80 per month
??Food, entertainment: $?100 per month
??Clothing, household expenses $?50 per month
??Credit cards and other loans: $?150 per?month
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$207.98

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1996	Debt/Income ratio:	14%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,372	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	restless-cash253	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? i have enough cash flow to support this loan.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ company car
??Utilities: $ 250
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 580
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.34%	Starting monthly payment:	$53.73

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	22%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	frustratedtired	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 7% )	620-640 (May-2008)
Principal balance:	$1,683.04	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Medical
Purpose of loan:
This loan will be used to pay medical bill and transportation
My financial situation:
I am a good candidate for this loan because I pay my bills. I am hard working and my husband is going on a transplant list for 2 things.? The closet drs we see is 1 1/2 to? 3 hrs one way...
Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 800 per year
??Car expenses: $ 404
??Utilities: $ 200
??Phone, cable, internet: $ 162
??Food, entertainment: $ 500
??Clothing, household expenses $ when we can, bills?come first
??Credit cards and other loans: $ 385.81
??Other expenses: $ can't afford it
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$836.34

Auction yield range:	11.23% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2001	Debt/Income ratio:	37%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$30,339	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dignified-capital	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Higher Interest Debt
Purpose of loan:
This loan will be used to refinance higher interst credit card debt as I am restructuring my finances and budget.

My financial situation:
I am a good candidate for this loan because I am meeting all current obligations, but simply want to capitalize most of my debt under a single loan and interest rate.
Information in the Description is not verified.